Execution Copy

Exhibit 10.1

$5,700,000

SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION
LOAN AND SECURITY AGREEMENT

by and among

IMPLANT SCIENCES CORPORATION,
C ACQUISITION CORP.,
ACCRUEL SYSTEMS INTERNATIONAL CORPORATION, and
IMX ACQUISITION CORP.

as the Borrower, and

DIP SPV I, L.P.

as the DIP Lender

Dated as of October 10, 2016

SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION
LOAN AND SECURITY AGREEMENT

THIS SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this “Agreement”), is entered into as of October 10, 2016, by and among DIP SPV I, L.P. (together with its successors, and permitted assigns, hereinafter the “DIP Lender”), and Implant Sciences Corporation, C Acquisition Corp., Accruel Systems International Corporation, and IMX Acquisition Corp. (collectively, the “Borrower”).

WHEREAS, on October 10, 2016 (the “Filing Date”), the Borrower commenced a voluntary Chapter 11 Case No. 16-12238 under chapter 11 of the Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Borrower intends to continue to operate its businesses and manage its properties as a debtor and debtor-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code;

WHEREAS, the Borrower has requested that the DIP Lender provide financing to the Borrower consisting of a senior secured super priority credit facility in a principal amount of up to $5,700,000 (the “Facility”) pursuant to Sections 364(c) and 364(d) of the Bankruptcy Code;

WHEREAS, the DIP Lender has indicated its willingness to agree to extend the Facility to the Borrower, all on terms and conditions set forth herein and in the other Loan Documents and in accordance with Sections 364(c) and 364(d) of the Bankruptcy Code, so long as the Obligations are (i) secured by Liens on the Collateral granted by the Borrower as hereinafter provided, subject to Section 4.3 herein, and (ii) given superpriority status as provided in the Interim Order and, on and after the entry thereof, the Final Order; and

WHEREAS, the Borrower has agreed to provide such collateral security, superpriority claims and adequate protection, subject to the approval of the Bankruptcy Court.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.

DEFINITIONS AND CONSTRUCTION.

1.1

Definitions

.  Capitalized terms used in this Agreement shall have the meanings specified on Schedule 1.1.

1.2

Accounting Terms

.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, however, that if Borrower notifies the DIP Lender that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the DIP Lender notifies Borrower of its request for an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then the DIP Lender and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such change in GAAP with the intent of having the respective positions of the DIP Lender and Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the provisions in this Agreement shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective.  When used herein, the term “financial statements” shall include the notes and schedules thereto.  Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and any of its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise.

1.3

Code

.  Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

1.4

Construction

.  Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The term “Borrower” includes each of the borrowers under the Facility listed in the preamble of this Agreement, collectively and individually and jointly and severally, and all provisions of the Loan Documents applicable to the Borrower shall apply to each such borrower unless the context of any Loan Document clearly requires otherwise.  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than unasserted contingent indemnification Obligations (with all such Obligations consisting of monetary or payment Obligations having been paid in full in cash).  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.

1.5

Schedules and Exhibits

.  All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.

LOAN AND TERMS OF PAYMENT.

2.1

Agreement to Lend; Loans; Security Instruments and Loan Documents

.

(a)

Subject to the terms and conditions of this Agreement, the DIP Lender agrees, from time to time during the term of this Agreement, to fund loans to the Borrower (the “Loans”); provided that in no event shall the Loans made by the DIP Lender exceed the Loan Amount.  Notwithstanding the foregoing, no Loan shall exceed the amount of borrowings permitted under the Budget to be outstanding for such period.

(b)

On the terms and subject to the conditions set forth herein, the DIP Lender hereby agrees to fund an initial Loan to the Borrower in an amount equal to the Interim Order Amount on the Closing Date.

(c)

On the terms and subject to the conditions set forth herein, the DIP Lender hereby agrees to fund a final Loan to the Borrower on the date the Final Order is entered by the Bankruptcy Court in an amount equal to the balance of the Loan Amount not funded to Borrower on the Closing Date.

(d)

The Borrower shall not have any right to reborrow any portion of the Loans that are repaid or prepaid from time to time.

(e)

The outstanding unpaid principal balance and all accrued and unpaid interest and DIP Lender Expenses on the Loans shall be due and payable on the earlier of the (i) Termination Date, and (ii) date of the acceleration of the Obligations in accordance with the terms hereof.  All principal of, interest on, and other amounts payable in respect of the Loans including, but not limited to DIP Lender Expenses, shall constitute Obligations.

(f)

The Loans shall be evidenced by the Loan Documents (including, without limitation, the Interim Order and the Final Order), and secured by the Interim Order, the Final Order, and the other Loan Documents.

2.2

Borrowing Record.  The DIP Lender, as a non-fiduciary agent for Borrower, shall maintain a register showing the principal amount of the Loans owing to DIP Lender from time to time and such register shall, absent manifest error, conclusively be presumed to be correct and accurate.

2.3

Payments; Prepayments.

(a)

Payments by Borrower.

(i)

Except as otherwise expressly provided herein, all payments by Borrower shall be made to the DIP Lender and shall be made in immediately available funds, no later than 4:00 p.m. (New York time) on the date specified herein.  Any payment received by the DIP Lender later than 4:00 p.m. (New York time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(b)

Apportionment and Application.  All payments remitted to the DIP Lender and all proceeds of Collateral received by the DIP Lender shall be applied as follows (unless otherwise directed by the DIP Lender):

(i)

first, to pay any DIP Lender Expenses (including cost or expense reimbursements) in accordance with the Order or indemnities then due to DIP Lender under the Loan Documents, until paid in full,

(ii)

second, ratably to pay any fees or premiums then due to the DIP Lender under the Loan Documents until paid in full,

(iii)

third, ratably to pay interest due in respect of the Loans until paid in full,

(iv)

fourth, ratably to pay the principal of all Loans until paid in full,

(v)

fifth, to pay any other Obligations until paid in full, and

(vi)

sixth, to Borrower (to be wired to the Designated Account) or as otherwise required by applicable law.

In the event of a direct conflict between the priority provisions of this Section 2.3 and any other provision contained in any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other.  In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.3 shall control and govern.

(c)

Optional Prepayments.

Borrower may prepay the outstanding principal amount of any Loan at any time in whole or in part, without premium or penalty.

(d)

Mandatory Prepayments.

(i)

Dispositions.  Within one (1) Business Day of the date of receipt by Borrower or any Guarantor of the Net Cash Proceeds pursuant to the Sale or any other voluntary or involuntary sale or disposition by Borrower of any assets of any Loan Party outside the ordinary course of business, Borrower shall prepay the outstanding amount of the Obligations in accordance with Section 2.3(b) in an amount equal to 100% of such Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Person in connection with such sales or dispositions, up to the amount of the outstanding Obligations.  Nothing contained in this Section 2.3(d)(i) shall permit Borrower or any Guarantor to sell or otherwise dispose of any assets other than in accordance with Section 6.4.

(ii)

Extraordinary Receipts.  Within one (1) Business Day of the date of receipt by Borrower or any Guarantor of any Extraordinary Receipts that are not otherwise included in the Budget, Borrower shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.3(b) in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts, up to the amount of the outstanding Obligations.

(iii)

Indebtedness.  Within one (1) Business Day of the date of incurrence by Borrower or any Guarantor of any Indebtedness (other than Permitted Indebtedness), Borrower shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.3(b) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such incurrence.  The provisions of this Section 2.3(d)(iii) shall not be deemed to be implied consent to any such incurrence otherwise prohibited by the terms and conditions of this Agreement.

2.4

Interest Rates and Rates, Payments, and Calculations.

(a)

Interest Rate.  Except as provided in Section 2.4(c), all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at the Base Rate.

(b)

Default Interest. Upon the occurrence and during the continuation of an Event of Default, all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal the Base Rate plus 12% without any notice from the DIP Lender or any other Person.

(c)

Payment.  Except to the extent provided to the contrary in Section 2.8, interest, all other fees payable hereunder or under any of the other Loan Documents, and all costs, expenses, and DIP Lender Expenses payable hereunder or under any of the other Loan Documents shall be due and payable, in arrears, on the first day of each month for the preceding calendar month at any time that Obligations are outstanding, and interest due provided in Section 2.5(b) shall accrue and be payable, in arrears, on the first day of each calendar month for the preceding calendar month.  Borrower hereby authorizes the DIP Lender, from time to time without prior notice to the Borrower, to charge all interest and all other fees payable hereunder or under any of the other Loan Documents (in each case, as and when due and payable), all costs, expenses, and DIP Lender Expenses payable hereunder or under any of the other Loan Documents (in each case, as and when due and payable), all fees and costs provided for in Section 2.8 (in each case, as and when due and payable), and all other payments as and when due and payable under any Loan Document to the Loan Account, which amounts thereafter shall constitute Loans hereunder and shall accrue interest at the rate then applicable to Loans.  Any interest, fees, costs, expenses, DIP Lender Expenses, or other amounts payable hereunder or under any other Loan Document not paid when due shall be compounded by being charged to the Loan Account and shall thereafter constitute Loans hereunder and shall accrue interest at the rate then applicable to Loans in accordance with the terms of this Agreement.

(d)

Computation.  All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue.

(e)

Intent to Limit Charges to Maximum Lawful Rate.  In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  Borrower and the DIP Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied in accordance with section 2.3(b) of this Agreement.

2.5

Crediting Payments; Clearance Charge

.  The receipt of any payment item by the DIP Lender shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to DIP Lender’s Account or unless and until such payment item is honored when presented for payment.  Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly.  The DIP Lender shall have established the DIP Lender’s Account and delivered information identifying the DIP Lender’s Account to Borrower within three (3) Business Days of the date hereof.  Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by DIP Lender only if it is received into DIP Lender’s Account on a Business Day on or before 4:00 p.m. (New York time).  If any payment item is received into DIP Lender’s Account on a non-Business Day or after 4:00 p.m. (New York time) on a Business Day, it shall be deemed to have been received by DIP Lender as of the opening of business on the immediately following Business Day.

2.6

Designated Account.

  Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank and to (i) receive the proceeds of the Loans made by the DIP Lender in such Designated Account; and (ii) deposit all proceeds of the Collateral and all mandatory prepayments hereunder into such Designated Account, after which such sums shall be immediately paid to the DIP Lender to be applied in accordance with Section 2.3(b).

2.7

Maintenance of Loan Account

.  The DIP Lender shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower will be charged with all Loans made by the DIP Lender to Borrower or for Borrower’s account, and with all other payment Obligations hereunder or under the other Loan Documents including, accrued interest, fees and expenses, and DIP Lender Group Expenses.  In accordance with Section 2.5, the Loan Account will be credited with all payments received by the DIP Lender from Borrower or for Borrower’s account.

2.8

Fees.

(a)

Closing Fee.  The Borrower shall pay to the DIP Lender on the Closing Date a one-time closing fee (the “Closing Fee”) equal to $199,500.

(b)

Exit Fee.  On the Termination Date, the Borrower shall pay to the DIP Lender in cash a one-time exit fee (the “Exit Fee”) equal to $427,500, minus any interest, other than default interest, paid to the DIP Lender as of the Termination Date.

3.

CONDITIONS; TERM OF AGREEMENT.

3.1

Conditions Precedent to Loan of Interim Order Amount

.

DIP Lender shall not be required to fund the Interim Order Amount Loan unless and until all of the conditions specified below shall have been satisfied (the making of any Loan by the DIP Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent contained in this Section 3.1).

(a)

DIP Lender shall have received the Budget (as that is defined in Section 5.18 of this Agreement), in form and substance satisfactory to the DIP Lender, in its sole discretion.

(b)

Borrower shall represent to the DIP Lender that there are no material defaults under any of its Material Contracts, except as set forth in Schedule 3.1(b) or based solely upon the commencement of the Chapter 11 Case.

(c)

The Bankruptcy Court shall have entered the Interim Order, in form and substance satisfactory to the DIP Lender, in its sole discretion, within five (5) Business Days of the Filing Date, and such order shall be in full force and effect and shall not have been modified or amended (unless otherwise approved by the DIP Lender), reversed, stayed or subject to a motion for reargument or reconsideration, or appealed.  The Loan Parties and the DIP Lender shall be entitled to rely in good faith upon the Interim Order, and shall be permitted and required to perform their respective obligations in compliance with this Agreement notwithstanding any such objections thereto, unless the relevant order has been stayed by a court of competent jurisdiction.

(d)

The DIP Lender shall have received a Guaranty from each Subsidiary of Borrower that is not part of Borrower, if any, the Security Instruments, any other Loan Documents, and all other documents, agreements and instruments requested by the DIP Lender, all of which shall be in form and substance satisfactory to the DIP Lender, in its sole discretion.

(e)

The DIP Lender shall have received evidence, in form and substance reasonably satisfactory to the DIP Lender that the Borrower and any Guarantor shall have obtained all requisite consents and approvals in connection with the filing of the Chapter 11 Case, the execution, delivery and performance of this Agreement and the other Loan Documents.

(f)

The Borrower shall have filed its Chapter 11 Case in the Bankruptcy Court on or before October 10, 2016, and the Borrower shall be a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code.

(g)

All first day motions and applications shall have been filed, and all orders with respect thereto and any other orders entered in the Chapter 11 Case prior to the Closing Date shall be in form and substance reasonably satisfactory to the DIP Lender.

(h)

All fees required to be paid on the Closing Date under this Agreement shall have been paid (including, without limitation, all legal fees and expenses of the DIP Lender’s counsel, to the extent not otherwise subject to review in accordance with the Interim Order).

(i)

DIP Lender shall have received from Borrower information indentifying the Designated Account Bank and Designated Account.

(j)

All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the DIP Lender.

3.2

Conditions Precedent to all Additional Extensions of Credit.

The obligation of the DIP Lender to make any additional Loans hereunder (or to extend any other credit hereunder), other than the Interim Order Amount, at any time shall be subject to the satisfaction (or waiver by the DIP Lender in its sole discretion) of the following conditions precedent (the making of any Loan or other extension of credit by the DIP Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent with respect to such Loan):

(a)

The Borrower shall have complied fully and completely with all Chapter 11 Milestones and the Performance Covenants set forth in Section 5.17 and Section 7.1, respectively, unless otherwise waived or consented to in writing by the DIP Lender.

(b)

The representations and warranties of Borrower or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(c)

No Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof.

(d)

Other than with respect to the Interim Order Amount, the Bankruptcy Court shall have entered the Bid Procedures Order and the Final Order, in form and substance satisfactory to the DIP Lender, in its sole discretion, within twenty-five (25) days of the Filing Date, and such orders shall be in full force and effect and shall not have been modified or amended (unless otherwise approved by the DIP Lender), reversed or stayed.

(e)

Subject to Section 4.1(b) hereof, the Loan Parties shall have delivered Schedule 3.2(e), which shall be, as of the date of the Interim Order Amount Loan hereunder, a complete and accurate list of the Loan Parties and their direct and indirect Subsidiaries, showing: (i) a complete and accurate description of the authorized capital Stock of each Loan Party and its Subsidiaries, by class, (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by each Loan Party and its Subsidiaries, (iii) a description of the number of shares of each such class that are issued and outstanding, and (iv) a complete and accurate description of all subscriptions, options, warrants, or calls relating to any shares of each Loan Party’s and its Subsidiaries’ capital Stock, including any right of conversion or exchange under any outstanding security or other instrument.  For the avoidance of doubt, the Loan Parties shall not be required to furnish the information set forth in subsections (i) – (iv) above unless there is a material change in the information to be provided to the DIP Lender.

(f)

[Reserved.]

(g)

Each Loan Party shall have obtained any registrations, consents, approvals, notices, or other actions required by any Governmental Authority in connection with the execution, delivery, and performance by such Loan Party of the Loan Documents to which such Loan Party is a party , and the consummation of the transactions contemplated by the Loan Documents ;

(h)

No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantor, or the DIP Lender;

(i)

The Loan Parties shall have delivered Schedule 3.2(i) (as such Schedule may be updated from time to time in accordance herewith), a list of the Material Contracts of each Loan Party as of the most recent date on which Borrower provided their Compliance Certificate pursuant to Section 5.1; provided, however, that Borrower shall amend Schedule 3.2(i) from time to time to add additional Material Contracts that have been approved by the DIP Lender or are otherwise permitted pursuant to Sections 5.14 and 6.7(d)(ii) hereof; and

(j)

No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened before any Governmental Authority to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or any of the other Loan Documents or the consummation of the transactions contemplated hereby and thereby and which, in the DIP Lender’s sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

3.3

Maturity

.

(a)

This Agreement shall continue in full force and effect for a term ending on the earliest of: (i) the date on which the DIP Lender provides, via electronic or overnight delivery, written notice to counsel for the Borrower of the occurrence of an Event of Default that is not cured within any applicable cure period and the DIP Lender has given notice to accelerate the Obligations pursuant to Section 8.1; (ii) entry of an order converting the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code or dismissing the Chapter 11 Case; (iii) the entry of an order in the Chapter 11 Case appointing a chapter 11 trustee or examiner; (iv) if the Interim Order is modified at the Final Hearing in a manner unacceptable to the DIP Lender, in its sole discretion; (v) the effective date of a chapter 11 plan in the Chapter 11 Case; (vi) the approval by the Court of an Alternative Transaction; (vii) the date of the closing of the Sale; and (viii) the first Business Day occurring on or after the six (6) month anniversary of the date of this Agreement (such date, the “Termination Date”).  All principal of, interest on, and other amounts payable in respect of the Loans shall constitute Obligations.

(b)

The foregoing notwithstanding, the DIP Lender may, and shall, terminate its obligations to provide credit under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

(c)

In the event that the Court approves the Sale, the DIP Lender may elect to extend the maturity of this Agreement, in its sole discretion, consistent with the terms of the Sale and this Agreement.

3.4

Effect of Maturity

.  On the Termination Date, all commitments of the DIP Lender to provide additional credit hereunder shall automatically be terminated and all Obligations immediately shall become due and payable without notice or demand.  No termination of the obligations of the DIP Lender (other than payment in full of the Obligations) shall relieve or discharge any Loan Party of its duties, Obligations, or covenants hereunder or under any other Loan Document and the DIP Lender’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations have been indefeasibly paid in full.  When all of the Obligations have been indefeasibly paid in full and the DIP Lender’s obligations to provide additional credit under the Loan Documents have been terminated the DIP Lender will, at Borrower’s sole expense, execute and deliver any termination statements, lien releases, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, DIP Lender’s Liens and all notices of security interests and liens previously filed by the DIP Lender with respect to the Obligations.

4.

REPRESENTATIONS AND WARRANTIES.

In order to induce the DIP Lender to enter into this Agreement, each Loan Party, to the best of its respective knowledge, makes the following representations and warranties to the DIP Lender (as modified in each case by the Schedules delivered by Borrower to the DIP Lender with this Agreement), which shall be true, correct, and complete, in all respects, as of the Closing Date (except as set forth in Section 4.13), and shall be true, correct, and complete, in all respects, as of the date of the making of each Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

4.1

Due Organization and Qualification; Subsidiaries.

(a)

Subject to the Bankruptcy Court’s entry of the Orders, each Loan Party (i) is duly formed and existing and in good standing under the laws of the jurisdiction of its formation, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b)

Schedule 3.2(e) sets forth the complete and accurate ownership and capitalization of each Loan Party.  Other than as described on Schedule 3.2(e), there are no subscriptions, options, warrants, or calls relating to any shares or other equity interest of any Loan Party’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument.  Except as set forth in Schedule 4.1, the Loan Parties are not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Stock or any security convertible into or exchangeable for any of its Stock.

4.2

Due Authorization; No Conflict.

Subject to the Bankruptcy Court’s entry of the Orders:

(a)

As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b)

Other than as set forth on Schedule 4.2, as to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party, the Governing Documents of any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to result in a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any Collateral of any Loan Party or (iv) require any approval of any Loan Party’s interest holders or any approval or consent of any Person under any Material Contract or Material Leases of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts or Material Leases, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to result in a Material Adverse Change.

(c)

No holder of Subordinated Debt, or their respective agents under the Subordinated Debt Documents, has given an objection to the Bankruptcy Court of this Agreement or the terms and provisions hereof.

4.3

Binding Obligations; Perfected Liens.

Subject to the Bankruptcy Court’s entry of the Orders:

(a)

Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)

The DIP Lender’s Liens are validly created, perfected and first priority Liens, subject only to the Carve-Out and such liens as set forth on Schedule A-1.  The Loan Parties own the Collateral as of the Closing Date.

4.4

Title to Assets; No Encumbrances

.  Each Loan Party has (i) good, sufficient and legal title to (in the case of fee interests in Real Property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good and marketable title to (in the case of all other personal property), all of such Loan Party’s assets that constitute Collateral hereunder.  The Collateral is free and clear of Liens except for Permitted Liens.  Borrower has and will have full power and authority to grant to the DIP Lender a security interest in the Collateral and, other than Permitted Liens, Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (other than in the ordinary course of business or as otherwise contemplated herein), pledge encumber, subject to lien or grant any security interest in any of the Collateral (or any of Borrower’s right, title or interest therein), to any Person other than DIP Lender on account of such Permitted Lien.  The Collateral is and will be valid and genuine in all respects.

4.5

Jurisdiction of Formation; Location of Chief Executive Office; Organizational Identification Number.

(a)

The name of (within the meaning of Section 9-503 of the Code) and jurisdiction of formation of each Loan Party is set forth on Schedule 4.5 (as such Schedule may be updated from time to time by notice from Borrower to DIP Lender to reflect changes resulting from transactions permitted under this Agreement).

(b)

The chief executive office of each Loan Party is located at the address indicated on Schedule 4.5 (as such Schedule may be updated from time to time by notice from Borrower to DIP Lender to reflect changes resulting from transactions permitted under this Agreement).

(c)

Each Loan Party’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 4.5 (as such Schedule may be updated from time to time by notice from Borrower to DIP Lender to reflect changes resulting from transactions permitted under this Agreement).

4.6

Litigation.

Except with respect to the Chapter 11 Case:

(a)

There are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened in writing against a Loan Party that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change , except as disclosed on Schedule 4.18 and 4.6(b) .

(b)

Schedule 4.6(b) sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $50,000 that, as of the Closing Date, is pending or, to the knowledge of the Loan Parties, threatened against a Loan Party, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of the Loan Parties in connection with such actions, suits, or proceedings is covered by insurance.

4.7

Compliance with Laws

.  Except as disclosed on Schedule 4.7, no Loan Party (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4.8

No Material Adverse Change

.  All historical financial statements relating to the Loan Parties that have been delivered by Borrower to DIP Lender have been prepared in accordance with GAAP (except, (i) in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments and (ii) any accounting of deferred revenue) and present fairly in all material respects, the Loan Parties’ consolidated financial condition as of the date thereof and results of operations for the period then ended.  Other than arising as the result of the commencement of the Chapter 11 Case or as set forth on Schedule 4.8, since June 30, 2016, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Change with respect to the Loan Parties.

4.9

Fraudulent Transfer

.  No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

4.10

Employee Benefits

.  Except as set forth on Schedule 4.10, no Loan Party, or any of its ERISA Affiliates, maintains or contributes to any Benefit Plan.  Except as set forth on Schedule 4.10, such Benefit Plan complies with all provisions of applicable laws, rules, regulations, executive orders and codes.

4.11

Environmental Condition

.  Except to the extent that any of the matters referred to in clauses (a), (b), and (d) below could not reasonably be expected to result in a Material Adverse Change, (a) to Borrower’s knowledge, no Loan Party’s properties or assets has ever been used by a Loan Party or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Borrower’s knowledge, no Loan Party’s properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) no Loan Party has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by a Loan Party, except to the extent that such Liens are the subject of a Permitted Protest, and (d) no Loan Party nor any of their respective facilities or operations is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

4.12

Intellectual Property

.  Schedule 4.12 sets forth all registered Intellectual Property owned, licensed or utilized by any Loan Party and sets forth all licenses of Intellectual Property granted by or to a third party and entered into by a Loan Party which are material to the business of such Loan Party.  Each Loan Party owns directly, or is entitled to use by license or otherwise, all Intellectual Property material to such Loan Party’s business. All Intellectual Property material to each Loan Party’s business is properly maintained, subsisting, in full force and effect and not in known conflict with the rights of any Person. Each Loan Party has made all filings and recordations necessary in the exercise of reasonable and prudent business judgment to protect its interest in its Intellectual Property. No actions, suits, proceedings or investigations are pending or, to the knowledge of any Loan Party, threatened with respect to the validity, enforceability, infringement, use or ownership of any Loan Party’s Intellectual Property. No Loan Party is in material breach of or material default under any agreement, arrangement or instrument relating to any Intellectual Property, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in any of the foregoing.

4.13

Leases

.  Except as provided in Schedule 4.13, or defaults solely as a result of the filing of the Chapter 11 Case, the Borrower enjoys peaceful and undisturbed possession under all Material Leases, and, subject to Permitted Protests, all of such Material Leases are valid and subsisting and no material default by the Borrower exists under any of them.

4.14

Deposit Accounts and Securities Accounts

.  Set forth on Schedule 4.14 is a listing of all of the Loan Parties’ Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

4.15

Complete Disclosure

.  All financial statements and other factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrower’s industry) furnished on or before the date hereof by or on behalf of a Loan Party in writing to DIP Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Borrower’s industry) hereafter furnished by or on behalf of a Loan Party in writing to DIP Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.  The initial Budget attached as Exhibit A-2 hereto represents, and as of the date on which any other Budget is delivered to the DIP Lender, such additional Budget represents Borrower’s good faith estimate, on the date such Budget is delivered, of the Loan Parties’ future performance for the periods covered thereby based upon the Borrower’s good faith assumptions believed by Borrower to be reasonable at the time of the delivery thereof to the DIP Lender.

4.16

Material Contracts.

  Other than arising as a result of the commencement of the Chapter 11 Case or as set forth in Schedule 4.16, and except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party and, to Borrower’s knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted under Sections 5.14 and 6.7(d)(ii)), and (c) is not in default in any material respect due to the action or inaction of any Loan Party thereto; provided, however, that the representations and warranties set forth in this Section 4.16 shall not apply until such time as Borrower shall have delivered the first Schedule 3.2(i).  Schedule 3.2(i) shall also list and describe all transactions, agreements, and arrangements between the Loan Parties and any of their Affiliates as of the Filing Date.  The Section 363 APA or other Sale agreement is in full force and effect.  No Loan Party is obligated to pay any service or management fee to any Affiliate.

4.17

Patriot Act

.  To the extent applicable, each Loan Party is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by

Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”).  No part of the proceeds of the loans made hereunder will be used by any Loan Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.18

Indebtedness

.  Set forth on Schedule 4.18 is a true and complete list of all Indebtedness (other than the Obligations) of each Loan Party outstanding immediately prior to the Closing Date in excess of $50,000 that is to remain outstanding immediately after giving effect to the closing hereunder on the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.

4.19

Payment of Taxes

.  Except as provided on Schedule 4.19 and except as otherwise permitted under Section 5 all United States federal, state and other material tax returns and reports of each Loan Party required to be filed by any of them with respect to the Collateral have been timely filed, and all taxes due with respect to the period covered by such tax returns and all material assessments, fees and other governmental charges upon any Loan Party ’s Collateral that are due and payable , other than taxes that are the subject of a Permitted Protest, have been paid when due and payable, (b) w ith respect to the Collateral, each Loan Party has made adequate provision in accordance with GAAP for all material taxes not yet due and payable, and (c) w ith respect to the Collateral, Borrower knows of no proposed tax assessment against a Loan Party with respect to United States federal or state taxes that is not being actively contested by such Loan Party diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

4.20

Governmental Regulation

.  No Loan Party is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.  No Loan Party is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.21

Budget

.   Attached to this Agreement as Exhibit A-2 is a true and complete copy of the initial Budget (as that is defined in Section 5.18 of this Agreement), in form and substance satisfactory to the DIP Lender, in its sole discretion.

4.22

Insurance.  Schedule 4.22 sets forth a list of all material insurance policies (with respect to the liability, property, workers’ compensation, directors’ and officers’ liability or otherwise) maintained by any Loan Party or with respect to which any Loan Party is a named insured or otherwise the beneficiary of coverage (collectively, the “Insurance Policies”). The Insurance Policies are reasonable and customary for the operating, assets and properties of the Loan Parties. Such Insurance Policies are valid, binding and in full force and effect on the date of this Agreement and all premiums due on such Insurance Policies have been paid in full and none of such policies will generate any retrospective premium adjustments, audit premium adjustments, experience-based liability or loss sharing cost adjustment affecting any Loan Party after the date hereof. No Loan Party has received any written notice of cancellation or intent to cancel, or increase or intent to increase premiums, with respect to such Insurance Policies. Schedule 4.22 also contains a list of all pending claims filed by any Loan Party with any insurance company, any instances within the previous three years of a denial of coverage of any Loan Party by any insurance company and any issuances of reservation of rights letters with any insurance company with respect to the defense of any claims.

5.

AFFIRMATIVE COVENANTS.

Each Loan Party covenants and agrees that, until payment in full of the Obligations, the Loan Parties shall comply with each of the following:

5.1

Financial Statements, Reports, Certificates

.  Deliver to the DIP Lender (a) when issued or received, reports to shareholders and notices of defaults, litigation and other material events; and (b) at the time of a request for any Borrowing, a Compliance Certificate.  In addition, Borrower agrees that no Loan Party will have a fiscal year different from that of Borrower.  In addition, Borrower agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP.

5.2

Reporting

.  Each Loan Party or the Borrower, as applicable, will: (a) comply, and cause each of its Subsidiaries to comply, with the agreements, requirements, covenants and undertakings set forth in Exhibits B-1 and B-2, in accordance with the terms thereof; (b) commencing on the first Friday to occur after the Filing Date and on the last Business Day of each week thereafter, prepare and deliver to the DIP Lender (x) a report, in a form and substance reasonably acceptable to the DIP Lender, showing the Borrower’s and each other Loan Party’s actual cash receipts and disbursements for the preceding Saturday through Friday by an Authorized Person of the Borrower as being true and accurate, together with a detailed reconciliation analysis of actual results compared to projected results for the prior week, and (y) a written explanation of all material variances (the “Weekly Budget Variance Report”);  (c) update and roll-forward the proposed Budget every four weeks, with the first such amended Budget to be delivered to the DIP Lender no later than the last Business Day of the fourth week following the Filing Date, and subsequently on the last Business Day of every fourth week thereafter; and (d) participate in a bi-weekly conference call commencing on the third business day of each week following the Filing Date regarding the Budget and management issues.

5.3

Collateral Reporting

.  Provide DIP Lender, on a weekly basis, an updated Schedule 4.19 reflecting any additional United States federal, state, and other material taxes on the Collateral accrued and delinquent as of the date that such updated Schedule 4.19 is required to be provided to the DIP Lender.

5.4

Existence

.  Except as otherwise permitted under Section 6.3 or Section 6.4, at all times (a) maintain and preserve in full force and effect its existence (including being in good standing in its jurisdiction of formation) and (b) maintain all its rights, licenses and permits, except where the failure to maintain any such rights, or licenses and permits, could not reasonably be expected to result in a Material Adverse Change.

5.5

Maintenance of Properties And Intellectual Property; Permits

.  Except where the failure to do so could not be expected to result in a Material Adverse Change, (a) maintain and preserve all of its assets that are necessary to the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted and Permitted Dispositions excepted, (b) maintain and preserve all of its books and records, (c) comply with the material provisions of all material leases to which it is a party as lessee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest; and (d) maintain, comply with and keep in full force and effect its Permits and its Intellectual Property, except as could not be expected to result in a Material Adverse Change.  Except as set forth on Schedule 5.5, each Loan Party is in material compliance with, and has, all Permits required for the operation of its business, and for the execution, delivery and performance by, and enforcement against, such Loan Party of each Loan Document.  No Loan Party is in material breach of or default under the provisions of any such Permit, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in any of the foregoing.

5.6

Taxes

.   C ause all assessments and taxes imposed, levied, or assessed against any Collateral to be paid in full, before delinquency or before the expiration of any extension period to the extent such taxes arise or are imposed, levied or assessed after the Filing Date.

5.7

Insurance

.  At Borrower’s expense, maintain insurance respecting each of the Loan Parties’ assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain (with respect to each of the Loan Parties) business interruption, general liability, product liability insurance, director’s and officer’s liability insurance, fiduciary liability insurance, and employment practices liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation.  All such policies of insurance shall be with responsible and reputable insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and in any event in amount, adequacy and scope reasonably satisfactory to the DIP Lender.  All property insurance policies covering the Collateral are to be made payable to DIP Lender for the benefit of the DIP Lender, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as the DIP Lender may reasonably require to fully protect the DIP Lender’s interest in the Collateral and to any payments to be made under such policies.  All certificates of property and general liability insurance are to be delivered to the DIP Lender, with the loss payable (but only in respect of Collateral) and additional insured endorsements in favor of the DIP Lender and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to the DIP Lender of the exercise of any right of cancellation.  If Borrower fails to maintain such insurance, the DIP Lender may arrange for such insurance, but at Borrower’s sole expense and without any responsibility on the DIP Lender’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims.  Borrower shall give the DIP Lender prompt notice of any loss covered by its casualty or business interruption insurance.  Upon the occurrence and during the continuance of an Event of Default, the DIP Lender shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

5.8

Inspection

.  Permit the DIP Lender and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as the DIP Lender may reasonably require and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower.

5.9

Compliance with Laws

.  Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

5.10

Environmental

.

(a)

Keep any property either owned or operated by any Loan Party free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens,

(b)

Comply with Environmental Laws and provide to the DIP Lender documentation of such compliance which the DIP Lender reasonably requests, except to the extent that any such failure to comply could not reasonably be expected to result in a Material Adverse Change,

(c)

Promptly notify the DIP Lender of any release of which Borrower has knowledge of a Hazardous Material in any reportable quantity from or onto property owned or operated by any Loan Party that could reasonably be expected to result in a Material Adverse Change, and take any Remedial Actions required to abate said release or otherwise to come into compliance, in all material respects, with applicable Environmental Law (except to the extent that any such noncompliance could not reasonably be expected to result in a Material Adverse Change), and

(d)

Promptly, but in any event within one (1) Business Day of its receipt thereof, provide the DIP Lender with written notice of any of the following:  (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Loan Party, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against any Loan Party, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority.

5.11

Disclosure Updates

.  Promptly and in no event later than two (2) Business Day after obtaining knowledge thereof, notify the DIP Lender if any written information, exhibit, or report (other than materials marked as drafts and forward-looking information and projections and information of a general economic nature and general information about Borrower’s industry) furnished to the DIP Lender contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein (taken as a whole) not misleading in light of the circumstances in which made.  The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.

5.12

Formation of Subsidiaries.

  No Loan Party may form any direct or indirect Subsidiary or acquire any direct or indirect Subsidiary after the Closing Date without the consent of the DIP Lender, in its sole discretion; provided, that without such consent, a Loan Party may form one or more wholly-owned shell company Subsidiaries as may be contemplated by the Plan of Reorganization, so long as any such shell company Subsidiary does not receive any Collateral while the Obligations are outstanding.  Any Subsidiary that is formed after the Closing Date shall be a Guarantor and execute a Guaranty and any other documentation reasonably requested by the DIP Lender.

5.13

Further Assurances

.  At any time upon the reasonable request of the DIP Lender, execute or deliver to the DIP Lender any and all financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, mortgages, deeds of trust, opinions of counsel, and all other documents (collectively, the “Additional Documents”) that the DIP Lender may reasonably request in form and substance reasonably satisfactory to the DIP Lender, to create, perfect, and continue perfected or to better perfect the DIP Lender’s Liens in all the Collateral (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of the DIP Lender in any Collateral  acquired by Borrower after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents.  To the maximum extent permitted by applicable law, Borrower authorizes the DIP Lender to execute any such Additional Documents in the Borrower’s name, as applicable, and authorize the DIP Lender to file such executed Additional Documents in any appropriate filing office.  In furtherance and not in limitation of the foregoing, each Loan Party shall take such actions as the DIP Lender may request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of any Loan Party and all of the outstanding Stock of any Loan Party, or any direct, wholly-owned Subsidiary of any Loan Party.

5.14

Material Contracts

.  Except in the ordinary course of business, no Loan Party may enter into or amend or modify a Material Contract or Material Lease after the Filing Date without the consent of the DIP Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

5.15

Modification of Subordinated Debt Documents

.  No Loan Party may amend or modify any Subordinated Debt Document after the Filing Date without the consent of the DIP Lender, in its sole discretion.

5.16

Investments; Controlled Investments

.  The Loan Parties shall maintain in the Deposit Accounts an aggregate amount of (i) at least $250,000 and (ii) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee benefit payments to or for any Loan Party’s employees.  The Loan Parties shall not make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless the DIP Lender has a fully-perfected first-priority Lien with respect to such Permitted Investments.

5.17

Chapter 11 Milestones

.  The Borrower shall:

(a)

Within one Business Day after the Filing Date, file a motion (the “Sale Motion”) to conduct the Sale, which Sale Motion shall be in form and substance reasonably acceptable to the DIP Lender; provided, in any event, that the Sale Motion and the related Sale order to be entered by the Bankruptcy Court shall be consistent with the terms of this Agreement and provide for all Obligations owed hereunder to the DIP Lender be paid in full at the closing of the Sale from the proceeds thereof;

(b)

Within one Business Day after the Filing Date, file a motion (which may be the Sale Motion), in form and substance reasonably acceptable to the DIP Lender to approve bidding procedures for the Sale, in form and substance reasonably acceptable to the DIP Lender (the “Bid Procedures”); provided, that the DIP Lender hereby accepts and approves the form of Bid Procedures attached as Exhibit D hereto;

(c)

No later than twenty-five (25) days after the Filing Date, obtain the Bid Procedures Order, in form and substance acceptable to the DIP Lender, approving the Bid Procedures;

(d)

No later than twenty-five (25) days after the Filing Date, obtain entry of the Final Order in form and substance acceptable to the DIP Lender, in its sole discretion;

(e)

No later than thirty (30) days after entry of approval of the Bid Procedures Order, obtain entry of an order of the Bankruptcy Court approving the Sale; and

(f)

No later than sixty (60) days after entry of an order of the Bankruptcy Court approving the Sale, close the sale of the Collateral pursuant to the Bid Procedures and indefeasibly and finally pay the Obligations in full, in cash, at the closing of the Sale.

5.18

Budget

.  Attached hereto as Exhibit A-2 is an initial budget, prepared by the Borrower, that sets forth in reasonable detail all receipts and disbursements of the Borrower on a weekly basis, separated into line items for each category of receipt or disbursement, and is otherwise in form and substance acceptable to the DIP Lender, in its sole discretion, (as amended with the consent of the DIP Lender in its sole discretion, the “Budget”).  All Loans shall only be used for the purposes set forth in the Budget.  The Borrower may not modify allocations between line items within the Budget without the prior written consent of the DIP Lender.  Subject to the Budget Variances (defined below), the expenditures authorized in the Budget shall be adhered to on a period basis and a cumulative basis, provided, however, that unused expenditures shall carry forward to successive weekly budget periods on a line-by-line basis.  Except as otherwise agreed upon in writing by and between Borrower and DIP Lender, actual amounts for any budgeted line item may differ from the budgeted allocation by as much as fifteen (15%) percent during any given month and on a cumulative basis (“Budget Variances”).

5.19

Notification of Default.  Within two (2) Business Days of becoming aware of the existence of any condition or event which constitutes an Event of Default, or any condition or event which would upon notice or lapse of time, or both, constitute an Event of Default, Borrower shall give DIP Lender written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

5.20

Notification of Litigation.  Borrower will promptly notify DIP Lender in writing of any litigation or of any investigative proceedings of a Governmental Authority commenced or threatened against it.  Without limiting the foregoing, within two (2) Business Days of Borrower obtaining knowledge of the existence thereof, Borrower shall notify DIP Lender of any investigation, audit, hearing, compliance inquiry, enforcement action, or any other type of communication from any regulatory or other Governmental Authority

(including, without limitation, any attorney general), and shall immediately forward to DIP Lender, on receipt thereof by Borrower, a certified copy of any written communication or correspondence concerning the foregoing.

6.

NEGATIVE COVENANTS.

Each Loan Party covenants and agrees that, without the prior consent of the DIP Lender in its sole discretion, until payment in full of the Obligations, the Loan Parties will not do any of the following:

6.1

Indebtedness

.  Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.

6.2

Liens

.  Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for (a) Permitted Liens; (b) Liens created by the Loan Documents; and (c) Liens created under the Subordinated Debt Documents solely to the extent that such Liens (i) secure the Permitted Subordinated Debt and (ii) are subject to and subordinated in all respects to the Liens of the DIP Lender.

6.3

Restrictions on Fundamental Changes.

Except in connection with a Plan of Reorganization or the Sale approved by the Bankruptcy Court:

(a)

Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock,

(b)

Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or

(c)

Suspend or go out of a substantial portion of its or their business.

6.4

Disposal of Assets

.  Other than Permitted Dispositions, Permitted Investments, pursuant to the Sale or transactions expressly permitted by Section 6.11, encumber, convey, sell, lease, license, assign, transfer, or otherwise dispose of (or enter into an agreement to convey, sell, lease, license, assign, transfer, or otherwise dispose of) any Collateral held by any Loan Party, except in the ordinary and usual course of business (but not in the case of receivables, which conveyance, pledge, encumbrance, sale, lease, license, assignment, transfer or other disposition is expressly prohibited), unless prior to or concurrently therewith DIP Lender is paid in full for all Obligations under the Loan Documents (subject to any notice period or restriction contained herein regarding Borrower’s right to prepay the Loan) or except for the purpose of replacing machinery, equipment or other personal property which, as a consequence of wear, duplication or obsolescence, is no longer used or necessary in Borrower’s business, provided that fair cash consideration is received therefor.

6.5

Change Name

.  Change any Loan Party’s name, organizational identification number, state of organization or organizational identity.

6.6

Nature of Business

.  Make any change in the nature of its or their business as described in Schedule 6.6 or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, however, that the foregoing shall not prevent any Loan Party from (i) engaging in any business that is reasonably related or ancillary to its or their business, or (ii) complying with any requirement of the Bankruptcy Code.

6.7

Prepayments and Amendments.

(a)

prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party, other than (i) the Obligations in accordance with this Agreement, and (ii) Permitted Intercompany Advances ..

(b)

other than as provided for in the Orders, make any payment under the Subordinated Debt Documents;

(c)

make any payment on account of Indebtedness that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions; or

(d)

Directly or indirectly, amend, modify, or change any of the terms or provisions of

(i)

any agreement, instrument, document, indenture, or other writing evidencing  or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances, and (C) Indebtedness permitted under clause (d) of the definition of Permitted Indebtedness, to the extent such amendments, modifications, or changes, individually or in the aggregate, could not reasonably be expected to be materially adverse to the interests of the DIP Lender;

(ii)

any Material Contract or Material Lease (other than in the ordinary course of business), without the consent of the DIP Lender, which consent shall not be unreasonably withheld, delayed or conditioned; or

(iii)

the Governing Documents of any Loan Party.

6.8

Change of Control

.  Cause, permit, or suffer, directly or indirectly, any Change of Control.

6.9

Restricted Junior Payment

.  Make any Restricted Junior Payment.

6.10

Accounting Methods

.  Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).

6.11

Transactions with Affiliates

.  Directly or indirectly enter into or permit to exist any transaction with any Loan Party or any Affiliate of any Loan Party  (except for transactions that are (a) in the Ordinary Course of such Loan Party’s business, including intercompany transactions among the Loan Parties and their affiliates; (b) upon fair and reasonable terms that are no less favorable to such Loan Party then would be obtained in an arm’s length transaction with a non-Affiliate, and (c) are fully disclosed to the DIP Lender if they involve one or more payments by such Loan Party in excess of $10,000 per year in the aggregate).

6.12

Use of Loans

.  Borrower covenants and agree that Borrower shall incur Loans and use the proceeds thereof solely to the extent required to pay those expenses enumerated in the Budget as and when such expenses become due and payable.

6.13

Prepetition Indebtedness

(a)

.  Subject to Section 6.7, pay or discharge, or permit any Loan Party to pay or discharge, or cause to be paid or discharged, any Indebtedness of any Loan Party incurred before the Filing Date except as provided for in the Orders ..

6.14

Limitation on Capital Expenditures

.  Except as set forth in the Budget, make or incur any Capital Expenditure.

6.15

Chapter 11 Case

.  Seek, consent or suffer to exist or permit any of their Subsidiaries to seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the Orders; (ii) a priority claim for any administrative expense or unsecured claim against any Loan Party (now existing or hereafter arising of any kind or nature whatsoever, including, without limitation, any administrative expense of any kind specified in Section 503(b) or 507(b) of the Bankruptcy Code or, from and after the entry of the Final Order, Section 506(c) of the Bankruptcy Code) equal to or superior to the priority claim of the DIP Lender in respect to the Obligations, other than the Carve Out; and (iii) any Lien on any Collateral having a priority equal or superior to the Liens in favor of the DIP Lender in respect of the Obligations, other than such liens as set forth on Schedule A-1 hereto.

6.16

Plan

.  Propose and/or support any plan or reorganization that fails to indefeasibly and finally pay in full in cash all outstanding Obligations on the effective date of said plan.

6.17

Limitation on Guaranty Obligations.  Assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person, except (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other persons, in existence as of the date of the Interim Order.

7.

PERFORMANCE COVENANTS

7.1

Budget Covenant

. Borrower covenants and agrees that Borrower shall:

(a)

generate net cash receipts in an amount equal to at least 85% of the amount set forth in the Budget for the cumulative period commencing on the Filing Date and ending on the last day of each month thereafter;

(b)

maintain aggregate expenditures no greater than 115% more than the aggregate amount projected by the Budget to be expended during the cumulative period commencing on the Filing Date and ending on the fourth Friday after the Initial Test Date and the last day of each month thereafter; and

(c)

generate Net Cash Flow in an amount equal to at least 85% of the amount set forth in the Budget for the cumulative period commencing on the Filing Date and ending on the last day of each month thereafter.

8.

EVENTS OF DEFAULT.

8.1

Event of Default

.  Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement; provided that, with respect to subparagraphs (b), (c)(i), (c)(iv), (c)(v), (h) or (i) below, such failure shall only constitute an Event of Default if such failure is not cured within four (4) Business Days after the date on which notice thereof is given to Borrower:

(a)

If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations consisting of principal;

(b)

If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations consisting of interest, fees, or charges due the DIP Lender, reimbursement of DIP Lender Expenses (subject to the review and notice periods set forth in the Orders), or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding);

(c)

If Borrower or any other Loan Party:

(i)

fails to comply with any of the Chapter 11 Milestones contained in Section 5.17 of this Agreement;

(ii)

fails to comply with any of the Performance Covenants contained in Section 7 of this Agreement;

(iii)

fails to perform any of its obligations in accordance with the terms of, or otherwise fails to comply with any of the provisions of the Interim Order or the Final Order (after giving effect to any applicable cure periods set forth in such Orders);

(iv)

fails to perform or observe any covenant or other agreement contained in any of (a) Sections 5.1 through 5.14 of this Agreement or (b) Sections 6.1 through 6.15 of this Agreement; or

(v)

fails to perform or observe any other covenant or other agreement contained in this Agreement.

(d)

Except as authorized by the Bankruptcy Court, if one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $100,000, or more (in excess of insurance coverage with respect to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (i) there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which (A) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (B) a stay of enforcement thereof is not in effect, or (ii) enforcement proceedings are commenced upon such judgment, order, or award;

(e)

If a Loan Party or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of the business affairs of Borrower and its Subsidiaries, taken as a whole;

(f)

If there is a default in one or more agreements to which a Loan Party is a party with one or more third Persons relative to a Loan Party’s Indebtedness (not disclosed on Schedule 4.19) involving an aggregate amount of $100,000 or more, and such default (x) occurs at the final maturity of the obligations thereunder, or (y) results in a right by such third Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder, to the extent not otherwise stayed by the Chapter 11 Case;

(g)

If any warranty, representation, certificate, or Record made herein or in any other Loan Document or delivered in writing to the DIP Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;

(h)

If any Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral covered thereby; or

(i)

The validity or enforceability of any Loan Document shall at any time for any reason (other than solely as the result of an action or failure to act on the part of the DIP Lender) be declared to be null and void, or a proceeding shall be commenced by a Loan Party or its Subsidiaries, or by any Governmental Authority having jurisdiction over a Loan Party or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or its Subsidiaries shall deny that such Loan Party or their Subsidiaries has any liability or obligation purported to be created under any Loan Document;

(j)

The Bankruptcy Court shall enter any order (i) amending, reversing, revoking, supplementing, altering, staying, vacating, rescinding or otherwise modifying the Interim Order, the Final Order or any other order with respect to the Chapter 11 Case affecting in any material respect this Agreement or the Loan Documents, without the DIP Lender’s consent, (ii) appointing a chapter 11 trustee or an examiner, with enlarged powers relating to the operation of the business pursuant to Section 1104 of the Bankruptcy Code (powers beyond those set forth in Section 1106(a)(3) and (4) and 1106(b) of the Bankruptcy Code) in the Chapter 11 Case, (iii) dismissing the Chapter 11 Case or converting the Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, or (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on the assets of Borrower or any Guarantor to permit such creditor to foreclose upon or to reclaim Collateral with a value in excess of $100,000;

(k)

A motion shall be filed or supported by a Loan Party seeking approval of any other Superpriority Claim in the Chapter 11 Case (other than the Carve-Out) which is pari passu with or senior to the claims of the DIP Lender against any of the Loan Parties unless after giving effect to the transactions contemplated by such motion, all Obligations of any Loan Party under the Loan Documents (other than contingent indemnification and reimbursement Obligations in respect of which no claim for payment has been asserted by the Person entitled thereto) shall be paid in full in cash;

(l)

The failure of the Bankruptcy Court to enter the Interim Order, in form and substance reasonably satisfactory to the DIP Lender, within five (5) Business Days after the filing of the motion to approve the Interim Order;

(m)

A motion shall be filed by a Loan Party seeking (i) to obtain additional financing under Section 364 of the Bankruptcy Code and to use cash collateral of the DIP Lender under Section 363(c) of the Bankruptcy Code without the consent of the DIP Lender, (ii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral under Section 506(c) of the Bankruptcy Code, or (iii) to take any other action or actions adverse to the DIP Lender or its rights and remedies hereunder or under any of the other Loan Documents or any of the documents evidencing or creating the DIP Lender’s interest in any of the Collateral (except in each case of clauses (i) through (iii) such motion seeks to satisfy in full all Obligations in cash);

(n)

The filing by any Loan Party with the Bankruptcy Court of any plan other than a Plan of Reorganization, a motion to approve bid procedures other than the Bid Procedures, or a motion to approve an Alternative Transaction;

(o)

The entry by the Bankruptcy Court of an order approving an Alternative Transaction;

(p)

The use by the Borrower of cash collateral other than in accordance with the terms of an order approving its use entered by the Bankruptcy Court;

(q)

Any Material Adverse Change shall occur and be continuing and uncured;

(r)

The occurrence of any material damage to or material loss of assets of the Loan Parties taken as a whole (after application of any insurance as to which the applicable insurance company has accepted responsibility to cover such damage or loss, but inclusive of any deductible amount);

(s)

The termination of (i) the Section 363 APA to the extent that there is not currently in effect a Sale agreement with respect to another party that is the winning bidder in the auction, or (ii) if another party is the winning bidder in the auction, such party’s Sale agreement;

(t)

An order terminating exclusivity has been entered by the Bankruptcy Court or requested of the Bankruptcy Court unless actively contested by the Borrower;

(u)

A Change in Control of Implant Sciences Corporation pursuant to subsection (iv) of the definition of Change of Control herein;

(v)

Other than as a result of the Chapter 11 Case, there shall exist or have occurred on or after the Filing Date a material violation, default or failure to perform, comply with or observe any term, provision, covenant or agreement under any Material Contract and such Material Contract is terminated or otherwise not in full force and effect (other than upon its expiration in accordance with its terms); or

(w)

(i) Unless otherwise waived or consented to in writing by DIP Lender, the subordination provisions relating to any Subordinated Debt (the “Subordination Provisions”) shall fail to be enforceable by the DIP Lender in accordance with the terms thereof, or the monetary Obligations shall fail to constitute “senior debt” (or similar term relating to the Obligations) or (ii) any Loan Party shall, directly or indirectly, disavow or contest in any manner (x) the effectiveness, validity or enforceability of any of the Subordination Provisions, (y) that the Subordination Provisions exist for the benefit of the DIP Lender or (z) that all payments of principal, premium or interest on the Subordinated Debt, or realized from the liquidation of any property of any Loan Party, shall be subject to any such Subordination Provisions;

then, and in any such event, the DIP Lender may, by notice to the Borrower, declare the Loans, to the extent funded, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Obligations, all such interest and all such amounts shall be forthwith due and payable.

8.2

Rights and Remedies

.  On the fifth Business Day after the Termination Date, the DIP Lender may, and shall, in each case by written notice to Borrower and in addition to any other rights or remedies provided for hereunder or under any other Loan Document (including, without limitation, the Order) or by the Code or any other applicable law, do any one or more of the following:

(a)

declare the Obligations, whether evidenced by this Agreement or by any of the other Loan Documents immediately due and payable, whereupon the same shall become and be immediately due and payable, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower; and

(b)

subject to the provisions of Section 8.6 of this Agreement, obtain and liquidate the Collateral without the necessity for any further order from the Bankruptcy Court or any other court, or the initiation of any further proceeding pursuant to a deed in lieu agreement with Borrower, to be negotiated by Borrower and the DIP Lender in good faith.

8.3

Remedies Cumulative.

  The rights and remedies of the DIP Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative.  The DIP Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.  No exercise by the DIP Lender of one right or remedy shall be deemed an election, and no waiver by the DIP Lender of any Event of Default shall be deemed a continuing waiver.  No delay by the DIP Lender shall constitute a waiver, election, or acquiescence by it.

8.4

Power of Attorney.  Borrower hereby irrevocably constitutes and appoints DIP Lender as Borrower’s true and lawful attorney, with full power of substitution, at the sole cost and expense of Borrower but for the sole benefit of DIP Lender, upon the occurrence and during the continuation of an Event of Default which has not been cured or waived by DIP Lender, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the Collateral (subject to the notice and other terms provided in Section 8.1, above); to enforce collection of the Collateral, either in its own name or in the name of Borrower, including, without limitation, executing releases or waivers, compromising or settling with any Account Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to Borrower and to take therefrom any remittances or proceeds of Collateral in which DIP Lender has a security interest; to notify applicable postal authorities to change the address for delivery of mail addressed to Borrower to such address as DIP Lender shall designate; to endorse the name of Borrower in favor of DIP Lender upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of Borrower on and to receive as secured party any of the Collateral, any invoices, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of Borrower on any notice of the Account Debtors or on verification of the Collateral; and to sign, if necessary, and file or record on behalf of Borrower any financing or other statement in order to perfect or protect DIP Lender’s security interest.  DIP Lender shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if DIP Lender elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be entitled to collect more than an amount equal to the then outstanding Obligations, and any sums received in excess of the then-outstanding Obligations shall be returned to Borrower, and it shall not be responsible to Borrower or to any other party (and shall be and is hereby indemnified by Borrower against any such responsibility to any other party) except in the event that such DIP Lender has been determined, with finality, by a court of competent jurisdiction, that such DIP Lender has committed gross negligence or willful misconduct.  All powers conferred upon DIP Lender by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of Borrower or any surety to DIP Lender shall remain unpaid or DIP Lender are obligated under this Agreement to extend any credit to Borrower.

8.5

Setoff.  In addition to any other rights which DIP Lender may have under applicable law, upon the occurrence of an Event of Default hereunder, DIP Lender shall have a right to apply any of Borrower’s property held by it to reduce the Obligations.

8.6

No Action by Bankruptcy Court Required.  Except as set forth in the Financing Orders, no rights or remedies available to DIP Lender shall require any application or motion to, or order of, the Bankruptcy Court; provided, however, that enforcement of rights or remedies against the Collateral shall require five (5) Business Days’ notice to Borrower and to any statutory committee and the Bankruptcy Court, and, if any hearing shall be requested after delivery of such notice, the sole issue to be determined at such hearing shall be whether an Event of Default has occurred.

9.

PRIORITY AND COLLATERAL SECURITY

9.1

Superpriority Claims and Collateral Security.

(a)

The Borrower and any Loan Party, as applicable, jointly and severally warrant and covenant that, except as otherwise expressly provided in this paragraph, upon the entry of the applicable Order, the Obligations of any Loan Party under the Loan Documents:

(i)

shall at all times constitute a Superpriority Claim in the Chapter 11 Case having priority, pursuant to Section 364(c)(1) and 507(b) of the Bankruptcy Code (subject only to the Carve-Out), over the other administrative claims of any entity, including, without limitation any claims under Sections 105, 326, 328, 330, 331, 365, 503(a), 503(b), 507(a), 507(b), 546(c), 546(d), 726 (to the extent permitted by law), 1113 and 1114 of the Bankruptcy Code, and any other provision of the Bankruptcy Code (including, subject to entry of the Final Order, Section 506(c)), and shall at all times be senior to the rights of the Loan Parties, the Loan Parties’ estates, any successor trustee to the extent permitted by law, or any other creditor in the Chapter 11 Case;

(ii)

pursuant to Sections 361, 362, 364(c)(2), 364(c)(3), and 364(d) of the Bankruptcy Code and the Security Instruments, shall at all times be secured by, and each Borrower hereby grants to the DIP Lender a continuing, valid, binding, enforceable, non-

avoidable and automatically properly perfected post-petition security interest and first priority priming (subject to the Carve-Out) Lien on all of the Borrower’s existing and after acquired real and personal property and other assets that constitute Collateral hereunder, tangible and intangible, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Borrower, whether owned or consigned by or to, or leased from or to the Borrower and regardless of where located.

(b)

Such Superpriority Claim and priming Liens referred to in Section 9.1 shall be subject to the Carve-Out, but shall otherwise be senior in priority to (i) all claims against any Loan Party in the Chapter 11 Case; and (ii) all other Liens on the assets and properties of the Borrower.

9.2

Guarantees

.  The Obligations shall be guaranteed by the Guarantors pursuant to the terms of each Guarantor’s respective Guaranty.

9.3

No Discharge; Survival of Claims

.  Pursuant to Section 1141(d)(4) of the Bankruptcy Code, the Borrower hereby waives any discharge of the Obligations with respect to any plan of reorganization that shall not provide for the payment in full in cash of the Obligations (other than contingent indemnification and reimbursement Obligations in respect of which no claim for payment has been asserted by the Person entitled thereto) under this Facility.

9.4

Adequate Protection

.  To the extent necessary, the Pre-Petition First Lien may receive junior liens and superpriority administrative claims junior to the Superpriority Claim to the extent of any diminution in the value of the Pre-Petition Collateral, pursuant to the Interim and Final Orders.

10.

WAIVERS; INDEMNIFICATION.

10.1

Demand; Protest; etc

.  Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the DIP Lender on which Borrower may in any way be liable.

10.2

The DIP Lender’s Liability for Collateral

.  Borrower hereby agrees that:  (a) so long as the DIP Lender complies with its obligations, if any, under the Code, the DIP Lender shall not in any way or manner be liable or responsible for:  (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower, except any thereof resulting from the gross negligence, bad faith or willful misconduct of the DIP Lender as finally determined by a court of competent jurisdiction.

10.3

Indemnification

.  Borrower shall pay, indemnify, defend, and hold the DIP Lender-Related Persons, and each Participant (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable and documented out-of-pocket fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery (provided that Borrower shall not be liable for costs and expenses (including attorneys’ fees) of the DIP Lender incurred in advising, structuring, drafting, reviewing, administering or syndicating the Loan Documents), enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower’s and its Subsidiaries’ compliance with the terms of the Loan Documents (provided, however, that the indemnification in this clause (a) shall not extend to disputes between or among the DIP Lender and its Affiliates), (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (unless the Committee in the Chapter 11 Case obtains a final nonappealable order avoiding all of the Liens in the Pre-Petition Collateral granted to the Pre-Petition First and Second Agents for the benefit of (x) the Pre-Petition First Lien Lenders to secure the Pre-Petition First Lien Obligations and (y) Pre-Petition Second Lien Lenders to secure the Pre-Petition Second Lien Obligations) and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by any Loan Party or any Environmental Actions, Environmental Liabilities or Remedial Actions related in any way to any such assets or properties of any Loan Party (each and all of the foregoing, the “Indemnified Liabilities”).  The foregoing to the contrary notwithstanding, Borrower shall have no obligation to any Indemnified Person under this Section 10.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents.  This provision shall survive the termination of this Agreement and the repayment of the Obligations.  If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto.  WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11.

NOTICES.

All notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as a party may designate in accordance herewith), or telefacsimile.  In the case of notices or demands to any Loan Party hereunder or any service of process to the DIP Lender, as the case may be, they shall be sent to the respective address set forth below:

If to any Loan Party:	Implant Sciences Corporation
500 Research Drive, Unit 3
Wilmington, Massachusetts 01887
Attention: Chief Executive Officer

with copies to:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Attention: Adam M. Turteltaub, Esq.
Paul V. Shalhoub, Esq.
Email: aturteltaub@willkie.com pshalhoub@willkie.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, New York 10105
Attention: Richard I. Anslow, Esq.
Matthew A. Gray, Esq.
Email: ranslow@egsllp.com mgray@egsllp.com

If to DIP Lender:	DIP SPV I, L.P.
c/o General Partner DIP1 Management, LLC
325 5th Avenue, Apt. 38C
New York, New York 10016
Attention: Antonio Ruiz-Gimenez, Jr.

with copies to:	Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10019
Attention: Adam H. Friedman, Esq.
Jonathan T. Koevary, Esq.
Email: afriedman@olshanlaw.com jkoevary@olshanlaw.com
Facsimile: (212) 451-2222

Any party hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party.  All notices or demands sent in accordance with this Section 11, shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received, (b) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) and (c) notices by electronic mail shall be deemed received when sent.  If any notice, disclosure, or report is required to be delivered pursuant to the terms of this Agreement on a day that is not a Business Day, such notice, disclosure, or report shall be deemed to have been required to be delivered on the immediately following Business Day.

12.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)

THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN NEW CASTLE COUNTY, STATE OF DELAWARE; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  BORROWER AND THE LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(b);

PROVIDED, FURTHER, HOWEVER, THAT ALL PARTIES HEREBY AGREE THAT THEY HAVE CONSENTED TO THE JURISDICTION OF THE BANKRUPTCY COURT.

(c)

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  BORROWER AND THE LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.

ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

13.1

Assignments and Participations.

(a)

With the prior written consent of Borrower, which consent of Borrower shall not be unreasonably withheld, delayed or conditioned (but shall not be required (A) if an Event of Default has occurred and is continuing, or (B) in connection with an assignment to the DIP Lender or an Affiliate (other than individuals) of the DIP Lender), the DIP Lender may assign and delegate to one or more assignees (each, an “Assignee”) all or any portion of the Obligations and the other rights and obligations of the DIP Lender hereunder and under the other Loan Documents, in a minimum amount (unless waived by the DIP Lender) of $100,000 (except such minimum amount shall not apply to (x) an assignment or delegation by the DIP Lender to any Affiliate of the DIP Lender or (y) a group of new DIP Lenders, each of which is an Affiliate of each other or a Related Fund of such new DIP Lender to the extent that the aggregate amount to be assigned to all such new DIP Lenders is at least $100,000); provided, however, that Borrower may continue to deal solely and directly with the DIP Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower by the DIP Lender and the Assignee, and (ii) the DIP Lender and its Assignee have delivered to Borrower an assignment and acceptance agreement in form and substance acceptable to the DIP Lender.

(b)

From and after the date that the DIP Lender has received an executed assignment and acceptance agreement, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment and acceptance agreement, shall have the rights and obligations of the DIP Lender under the Loan Documents, and (ii) the DIP Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such assignment and acceptance agreement, relinquish its rights (except with respect to Section 10.3) and be released from any future obligations under this Agreement (and in the case of an assignment and acceptance agreement covering all or the remaining portion of the assigning DIP Lender’s rights and obligations under this Agreement and the other Loan Documents, the DIP Lender shall cease to be a party hereto and thereto); provided, however, that nothing contained herein shall release the assigning DIP Lender from obligations that survive the termination of this Agreement, including the assigning DIP Lender’s obligations under Section 15.

(c)

By executing and delivering an assignment and acceptance agreement, the assigning DIP Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such assignment and acceptance agreement, such assigning DIP Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (ii) such assigning DIP Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment and acceptance agreement, (iv) such Assignee will, independently and without reliance upon the assigning DIP Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes the DIP Lender to take such actions and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the DIP Lender, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a DIP Lender.

(d)

By executing and delivering an assignment and acceptance agreement, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee.

(e)

The DIP Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in all or any portion of the Obligations and the other rights and interests of the DIP Lender (the “Originating DIP Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the Originating DIP Lender shall remain a “DIP Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations and the other rights and interests of the Originating DIP Lender hereunder shall not constitute a “DIP Lender” hereunder or under the other Loan Documents and the Originating DIP Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating DIP Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower shall continue to deal solely and directly with the Originating DIP Lender in connection with the Originating DIP Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) the DIP Lender shall not transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through the DIP Lender (other than a waiver of default interest), or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if the DIP Lender had not sold such participation.  The rights of any Participant only shall be derivative through the Originating DIP Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the Borrower, the Collections of Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Obligations.  No Participant shall have the right to participate directly in the making of decisions by the DIP Lender.

(f)

In connection with any such assignment or participation or proposed assignment or participation or any grant of a security interest in, or pledge of, its rights under and interest in this Agreement, the DIP Lender may disclose all documents and information which it now or hereafter may have relating to any Loan Party and their respective businesses.

13.2

Successors

.  This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without the DIP Lender’s prior written consent and any prohibited assignment shall be absolutely void ab initio.  No consent to assignment by the DIP Lender shall, unless otherwise provided in such consent, release Borrower from its Obligations.  The DIP Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 and, except as expressly required pursuant to Section 13.1, no consent or approval by Borrower is required in connection with any such assignment.

14.

AMENDMENTS; WAIVERS.

14.1

Amendments and Waivers.

(a)

No amendment, waiver or other modification of any provision of this Agreement or any other Loan Document shall be effective unless the same shall be in writing and signed by the DIP Lender and the Loan Parties that are party thereto and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by the DIP Lender directly affected thereby and the Loan Parties that are party thereto, do any of the following:

(i)

increase the amount of or extend the expiration date of any Loan of the DIP Lender,

(ii)

postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal (other than a mandatory prepayment that is payable pursuant to Section 2.3(d)(i) or Section 2.3(d)(ii)), interest, fees, or other amounts due hereunder or under any other Loan Document,

(iii)

reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document (except that neither (y) any amendment or modification of defined terms used in the financial covenants in this Agreement nor (z) any waiver of applicability of Section 2.4(a) shall constitute a reduction in the rate of interest or a reduction of fees for purposes of this clause (iii)),

(iv)

amend or modify this Section or any provision of this Agreement providing for consent or other action by the DIP Lender,

(v)

other than as permitted by Section 15, release DIP Lender’s Lien in and to any of the Collateral,

(vi)

contractually subordinate any of DIP Lender’s Liens (provided, DIP Lender shall have the ability to subordinate any of the Liens that it could release in accordance with the provisions of the Loan Documents),

(vii)

other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release Borrower or any Guarantor from any obligation for the payment of money or consent to the assignment or transfer by Borrower or any Guarantor of any of its rights or duties under this Agreement or the other Loan Documents,

(viii)

amend any of the provisions of Section 2.3(b); or

(ix)

amend Section 13.1(a) to permit a Loan Party, an Affiliate of a Loan Party, to be permitted to become an Assignee.

(b)

No amendment, waiver, modification, or consent shall amend, modify, or waive any provision of Section 15 pertaining to the DIP Lender, or any other rights or duties of the DIP Lender under this Agreement or the other Loan Documents, without the written consent of the DIP Lender and the Borrower.

14.2

No Waivers; Cumulative Remedies

.  No failure by the DIP Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by the DIP Lender in exercising the same, will operate as a waiver thereof.  No waiver by the DIP Lender will be effective unless it is in writing, and then only to the extent specifically stated.  No waiver by the DIP Lender on any occasion shall affect or diminish the DIP Lender’s rights thereafter to require strict performance by Borrower of any provision of this Agreement.  The DIP Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that the DIP Lender may have.

15.

THE LENDER.

15.1

Delegation of Duties

.  The DIP Lender may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The DIP Lender shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

15.2

Liability of DIP Lender

.  None of the DIP Lender-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) for any failure of Borrower or their Subsidiaries or any other party to any Loan Document to perform its obligations hereunder or thereunder.  No DIP Lender-Related Person shall be under any obligation to the DIP Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrower or their Subsidiaries.

15.3

Reliance by DIP Lender

.  DIP Lender shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower), independent accountants and other experts selected by DIP Lender.  DIP Lender shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless DIP Lender shall first receive such advice as it deems appropriate and until such instructions are received, DIP Lender shall act, or refrain from acting, as it deems advisable.

15.4

Notice of Default or Event of Default

.  DIP Lender shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to DIP Lender and, except with respect to Events of Default of which the DIP Lender has actual knowledge, unless the DIP Lender shall have received written notice from the Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.”  The DIP Lender shall be solely responsible for giving any notices to its Participants, if any.

15.5

Waiver of Certain Claims and Counterclaims

.  In no event shall the DIP Lender have any liability to the Borrower for lost profits or other special, consequential, incidental, exemplary or punitive damages in connection with this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby (other than any such damages resulting solely from the gross negligence, bad faith or willful misconduct of the DIP Lender, as determined by a final non-appealable judgment of a court of competent jurisdiction), and the Borrower expressly waives any and all right to assert any such claims.  The

Borrower further waives all rights to interpose any claims, deductions, setoffs, recoupment, or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.  No officer of any DIP Lender has any authority to waive, condition, or modify the provisions of this section.

15.6

Collateral Matters.

(a)

The DIP Lender shall release any Lien on any Collateral (i) upon payment and satisfaction in full by Borrower of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to the DIP Lender that the sale or disposition is permitted under Section 6.4 (and the DIP Lender may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower or its Subsidiaries owned no interest at the time DIP Lender’s Lien was granted nor at any time thereafter, or (iv) constituting property leased to Borrower or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement.  The DIP Lender may credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, at any sale thereof conducted under any of the provisions of the Bankruptcy Code, including Sections 363 or 1129 of the Bankruptcy Code, or at any sale or foreclosure (whether by judicial action or otherwise) in accordance with applicable law.  Upon request by Borrower at any time, the DIP Lender will confirm in writing its authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.6; provided, however, that (1) DIP Lender shall not be required to execute any document necessary to evidence such release on terms that, in DIP Lender’s opinion, would expose DIP Lender to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.  The DIP Lender may at its option and in its sole discretion subordinate any Lien granted to or held by DIP Lender under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.

(b)

In connection with any Permitted Disposition or other disposition consented to by the DIP Lender, the DIP Lender shall promptly execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence the termination or release of Liens on the assets the subject of such disposition.

16.

GENERAL PROVISIONS.

16.1

Effectiveness

.  This Agreement shall be binding and deemed effective when executed by the Borrower and the DIP Lender whose signatures are provided for on the signature pages hereof.

16.2

Section Headings

.  Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

16.3

Interpretation

.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the DIP Lender or Borrower, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

16.4

Severability of Provisions

.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

16.5

Debtor-Creditor Relationship

.  The relationship between the DIP Lender, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor.  The DIP Lender does not have (nor shall it be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the DIP Lender, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

16.6

Counterparts; Electronic Execution

.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Loan Document mutatis mutandis.

16.7

Revival and Reinstatement of Obligations

.  If the incurrence or payment of the Obligations by Borrower or the transfer to the DIP Lender of any property should for any reason subsequently be asserted, or declared, to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if the DIP Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the DIP Lender is required or elects to repay or restore, and as to all reasonable out-of-pocket costs, expenses, and attorneys’ fees of the DIP Lender related thereto, the liability of Borrower automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

16.8

DIP Lender Expenses

.  Borrower agrees to pay any and all DIP Lender Expenses promptly after demand therefor by the DIP Lender and agrees that its respective obligations contained in this Section 16.8 shall survive payment or satisfaction in full of all other Obligations.

16.9

USA PATRIOT Act

. If the DIP Lender is subject to the requirements of the Patriot Act, it hereby notifies Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow the DIP Lender to identify Borrower in accordance with the Patriot Act.

16.10

Integration

.  This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

17.

JOINT AND SEVERAL LIABILITY

Each Loan Party acknowledges, represents and warrants the following:

17.1

Inducement.

  The DIP Lender has been induced to make the Loans to Borrower in part based upon the assurances by each Loan Party that each Loan Party desires that the Loans be honored and enforced as separate obligations of each Loan Party, should the DIP Lender desire to do so.

17.2

Combined Liability.

  Notwithstanding the foregoing, the Loans and the other obligations of Loan Parties constitute the joint and several obligations of each and every Loan Party, and the DIP Lender may at its option enforce the entire amount of the Loans and the other obligations of the Loan Parties against any one or more Loan Parties.

17.3

Separate Exercise of Remedies.

 The DIP Lender may exercise remedies against each Loan Party and its property separately, whether or not the DIP Lender exercises remedies against any other Loan Party or its property.  The DIP Lender may enforce one or more Loan Parties’ Obligations without enforcing any other Loan Party’s Obligations.  Any failure or inability of the DIP Lender to enforce one or more Loan Parties’ Obligations shall not in any way limit the DIP Lender’s rights to enforce the Obligations of any other Loan Party.  If DIP Lender forecloses or exercises similar remedies on any Collateral, then such foreclosure or similar remedy shall be deemed to reduce the balance of the Loans only to the extent of the cash proceeds actually realized by the DIP Lender from such foreclosure or similar remedy or, if applicable, the DIP Lender’s credit bid at such sale, regardless of the effect of such foreclosure or similar remedy on the Loans secured by such Collateral under the applicable state law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER:

IMPLANT SCIENCES CORPORATION,

By: /s/ William McGann

Name:

William McGann

Title:

Chief Executive Officer

C ACQUISITION CORP.

By: /s/ William McGann

Name:

William McGann

Title:

President

ACCUREL SYSTEMS INTERNATIONAL CORPORATION

By: /s/ William McGann

Name:

William McGann

Title:

President

IMX ACQUISITION CORP.

By: /s/ William McGann

Name:

William McGann

Title:

President

Signature Page to Credit Agreement

DIP LENDER:

DIP SPV I, L.P.

By: General Partner DIP1 Management, LLC

its General Partner

By: /s/ Antonio Ruiz-Gimenez, Jr.

Name: Antonio Ruiz-Gimenez, Jr.

Title: Managing Member

Schedule 1.1

As used in the Agreement, the following terms shall have the following definitions:

“Account” means all “accounts” (as defined in the Uniform Commercial Code) of any Loan Party (or, if referring to another Person, of such Person), including accounts, accounts receivable, monies due or to become due and obligations in any form (whether arising in connection with contracts, contract rights, instruments, general intangibles, or chattel paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

“Additional Documents” has the meaning specified in Section 5.13 of the Agreement.

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of Section 6.11 of the Agreement: (a) any Person which beneficially owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person.

“Agreement” means the Credit Agreement to which this Schedule 1.1 is attached.

“Alternative Transaction” a transaction or series of related transactions pursuant to which any of the Loan Parties sells, transfers, leases or otherwise disposes of, directly or indirectly, including through an asset sale, stock sale, merger, reorganization or other similar transaction (by any Loan Party or otherwise), including pursuant to a stand-alone plan of reorganization or refinancing, any of the Collateral (or agrees to do any of the foregoing) in a transaction or series of transactions to a party or parties, other than the Sale.

“Assignee” has the meaning specified in Section 13.1(a) of the Agreement.

“Authorized Person” means any one of the individuals identified on Schedule A-2, as such schedule is updated from time to time by written notice from Borrower to the DIP Lender.

“BAM Debt Documents” means all loan, note purchase and credit agreements, notes and all similar documents, and all amendments thereto or assignments thereof, entered into by any Loan Party with BAM Administrative Services LLC.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Bankruptcy Court” has the meaning specified in the recitals to the Agreement.

“Base Rate” means 12.0%.

“Benefit Plan” means a (i) “defined benefit plan” (as defined in Section 3(35) of ERISA) for which Borrower or any of their Subsidiaries or ERISA Affiliates has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years and (ii) any other healthcare, pension, multiemployer benefit, welfare or similar plans or obligations of any Loan Party maintained for any of its employees, offices or directors.

“Bid Procedures” shall have the meaning set forth in Section 5.17(b) of the Agreement.

“Bid Procedures Order” shall mean the order of the Bankruptcy Court that is entered into in the Chapter 11 Case with respect to the proposed sale of all or substantially all of the Borrower’s assets and sets forth the Bid Procedures.

“Borrower” has the meaning specified in the preamble to the Agreement.

“Borrowing” means a borrowing hereunder consisting of Loans made on the same day by the DIP Lender.

“Budget” has the meaning specified in Section 5.18 of the Agreement.

“Budget Variances” has the meaning specified in Section 5.18 of the Agreement.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and their Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Carve-Out” has the meaning set forth in the Interim Order.

“Carve-Out Professionals” shall mean, collectively: (a) Willkie Farr & Gallagher LLP, Young Conaway Stargart & Taylor, LLP and Ellenoff Grossman & Schole LLP, as counsel for Borrower; (b) Chardan Capital Markets, LLC and Noble Financial Capital Markets, as investment bankers for Borrower; and (c) one counsel and one Delaware counsel for any Committee.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances or time deposits maturing within 1 year from the date of acquisition thereof issued or guaranteed by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“Change of Control” means the occurrence of any of the following:

(i)

if any Loan Party is a corporation, any merger, consolidation, sale, transfer or pledge of such Loan Party’s Stock by such Loan Party or the creation or issuance of new stock;

(ii)

if a Loan Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner, or the sale, transfer or pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest of any general partner or any profits or proceeds relating to such general partnership interest, or the sale or pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests;

(iii)

if any Loan Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the sale, transfer or pledge of the membership interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such membership interest, or the sale, transfer or pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests;

(iv)

the change in a majority of the directors of Implant Sciences Corporation’s Board of Directors, as composed as of the Filing Date, without the DIP Lender’s prior approval, in its sole discretion.

“Chapter 11 Case” has the meaning specified in the recitals to the Agreement.

“Chapter 11 Milestones” means, collectively, the Chapter 11 Milestones contained in Section 5.17 of the Agreement.

“Closing Date” means the date on which the Interim Order is entered by the Bankruptcy Court.

“Closing Fee” has the meaning specified in Section 2.8(a) of the Agreement.

“Code” means the New York Uniform Commercial Code, as in effect from time to time.

“Collateral” means, collectively, (a) all equity and ownership interests of each Loan Party, (b) all assets, rights, and interests of each Loan Party and the Loan Parties’ Subsidiaries including all real property and all personal property, whether now owned or existing or hereafter acquired, (c) effective upon entry of the Final Order, all of the proceeds under any and all avoidance power claims under Sections 544, 545, 547 through 551 and 553(b) of the Bankruptcy Code, (d) all unencumbered assets and interests in assets and proceeds thereof now owned or hereafter acquired by Borrower in or upon which a Lien is granted in favor of the DIP Lender, (e) the collateral described in each Security Instrument, (f) the Designated Account and all funds therein, (g) all Deposit Accounts and Securities Accounts with respect to the Collateral and all funds therein, (h) any property subject to liens or security interest that may be avoided pursuant to the Bankruptcy Code, but only to the extent so avoided, (i) all assets, rights, and interests of each Loan Party and the Loan Parties’ Subsidiaries including all real property and all personal property, whether now owned or existing or hereafter acquired, in which any security interest has been granted by such Loan Party or its Subsidiary pursuant to the Subordinated Debt Documents and (j) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds), other than any rental proceeds that Loan Parties are not (or would not be) entitled to deduct from the purchase price in connection with any sale of the Collateral to which they relate.

“Committee” means any official committee to be appointed by the United States Trustee under Section 1102 of the Bankruptcy Code in relation to the Chapter 11 Case, as applicable.

“Compliance Certificate” means a certificate substantially in the form of Exhibit A-1 delivered by the Authorized Person of the Borrower to the DIP Lender.

“Daily Balance” means, as of any date of determination and with respect to any Obligation, the amount of such Obligation owed at the end of such day.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Deposit Account” means any deposit account (as that term is defined in the Code) and also the Designated Account.

“Designated Account” means the Deposit Account of Borrower for the payment of Loan proceeds to be identified by Borrower prior to the funding of the Interim Loan Amount.

“Designated Account Bank” means the bank at which the Designated Account shall be held.

“DIP Lender” has the meaning set forth in the preamble to the Agreement, and shall include any other Person made a party to the Agreement pursuant to the provisions of Section 13.1 of the Agreement.

“DIP Lender’s Account” means the Deposit Account of the DIP Lender for the receipt of payments from Borrower hereunder and to be identified by the DIP Lender prior to the funding of the Interim Loan Amount.

“DIP Lender’s Liens” means the Liens granted by Borrower and its Subsidiaries to the DIP Lender under the Loan Documents.

“DIP Lender Expenses” means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by Borrower or Guarantors under any of the Loan Documents that are paid, advanced, or incurred by the DIP Lender, (b) reasonable out-of-pocket fees or charges paid or incurred by DIP

Lender in connection with the DIP Lender’s transactions with Borrower or Guarantors under any of the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) reasonable out-of-pocket costs and expenses incurred by the DIP Lender in the disbursement of funds to Borrower (by wire transfer or otherwise), (d) out-of-pocket charges paid or incurred by the DIP Lender resulting from the dishonor of checks payable by or to any Loan Party, (e) reasonable out-of-pocket costs and expenses paid or incurred by the DIP Lender to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable out-of-pocket audit fees and expenses (including travel, meals, and lodging) of the DIP Lender related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement, (g) reasonable out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by the DIP Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the DIP Lender’s relationship with Borrower or any Guarantors, (h) the DIP Lender’s reasonable costs and expenses (including reasonable attorneys fees) incurred in advising, structuring, drafting, reviewing, administering (including travel, meals, and lodging), syndicating (including rating the Facility), or amending the Loan Documents, and (i) the DIP Lender’s reasonable costs and expenses (including reasonable attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning Borrower or any Guarantors or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

“DIP Lender-Related Person” means the DIP Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“DMRJ Debt Documents” means all loan, note purchase and credit agreements, notes and all similar documents, and all amendments thereto or assignments thereof, entered into by any Loan Party with DMRJ Group LLC (“DMRJ”) and/or Montsant Partners LLC.

“Dollars” or “$” means United States dollars.

“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials (a) from any assets, properties, or businesses of Borrower, any Subsidiary of Borrower, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower, any Subsidiary of Borrower, or any of their predecessors in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrower or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower or any of its Subsidiaries and whose employees are aggregated with the employees of Borrower or its Subsidiaries under IRC Section 414(o).

“Event of Default” has the meaning specified in Section 8.1 of the Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Exit Fee” has the meaning specified in Section 2.8(b) of the Agreement.

“Extraordinary Receipts” means any cash received by Borrower or any Guarantor not in the Ordinary Course (net of all out-of-pocket fees, costs, legal fees, court costs, taxes and other expenses incurred by Borrower or any Guarantor in connection with the collection, litigation, adjudication, arbitration, receipt or recovery of any such Extraordinary Receipt) consisting of, without limitation, (a) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (b) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of Borrower or any Guarantor, or (ii) received by Borrower or any Guarantor as reimbursement for any payment previously made to such Person), (c) any purchase price adjustment (other than a working capital adjustment received in connection with any purchase agreement), and (d) any insurance proceeds or tax refunds.

“Facility” has the meaning specified in the recitals to the Agreement.

“Filing Date” has the meaning specified in the recitals to this Agreement.

“Final Hearing” means a hearing held by the Bankruptcy Court regarding the approval of the Final Order.

“Final Order” means a final order of the Bankruptcy Court authorizing and approving this Agreement and the other Loan Documents on a final basis and entered following a final hearing in form and substance satisfactory to the DIP Lender, in its sole discretion.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Guarantors” means (a) each Person identified as a Guarantor in an applicable Guaranty from time to time, and (b) each other Person that becomes a Guarantor after the Closing Date pursuant to Section 5.12 of the Agreement, and “Guarantor” means any one of them.

“Guaranty” means, collectively, each General Continuing Guaranty entered into by any Guarantor after the date hereof pursuant to Section 5.12 of the Agreement, each in form and substance satisfactory to the DIP Lender.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Indebtedness” means (a) all obligations for borrowed money, including, without limitation, the Obligations and all obligations and Indebtedness arising under or with respect to the Subordinated Debt Documents, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all payment obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person, (g) the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off balance sheet financing products, (h) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (h) above.  For purposes of this definition, (i) the amount of any Indebtedness represented by a guaranty or other similar instrument shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Indebtedness, and (ii) the amount of any Indebtedness described in clause (d) above shall be the lower of the amount of the obligation and the fair market value of the assets of such Person securing such obligation.

“Indemnified Liabilities” has the meaning specified in Section 10.3 of the Agreement.

“Indemnified Person” has the meaning specified in Section 10.3 of the Agreement.

“Initial Test Date” means the first Friday after the first Thursday following the Filing Date.

“Insolvency Proceeding” means a proceeding under the Bankruptcy Code, an assignment for the benefit of credits, the appointment of a receiver, or any similar proceeding.

“Insurance Policies” has the meaning specified in Section 4.22 of the Agreement.

“Intellectual Property” means (a) all present and future trade secrets, know-how and other proprietary information, (b) trademarks, trademark applications, internet domain names, service marks, service mark applications, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world, (c) copyrights and copyright applications (including copyrights for computer programs) and all tangible and intangible property embodying the copyrights, (d) unpatented inventions (whether or not patentable), patents and patent applications, (e) industrial design applications and registered industrial designs, (f) license agreements related to any of the foregoing and income therefrom, books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing, (g) the right to sue for all past, present and future infringements of any of the foregoing, (h) all other intellectual property, and (i) all common law and other rights throughout the world in and to all of the foregoing.

“Interim Order” means the Interim Order pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364 and 507 (a) approving postpetition financing pursuant to the Facility and the making of Loans in an aggregate amount not to exceed the Interim Order Amount, (b) authorizing use of cash collateral, (c) granting Liens and providing superpriority administrative expense status, (d) granting adequate protection, (e) modifying the automatic stay, and (f) scheduling a final hearing with respect to the Chapter 11 Case (including the Budget), to be entered on the docket of the Chapter 11 Case within three (3) Business Days of the Filing Date.

“Interim Order Amount” means, for the period between the Interim Order and the Final Order, up to $1,500,000.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Lien” means any pledge, hypothecation, assignment (which is intended as security) , charge, deposit arrangement (which is intended as security) , encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever (which is intended as security), including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Loan” has the meaning specified in Section 2.71(a) of the Agreement.

“Loan Account” has the meaning specified in Section 2.7 of the Agreement.

“Loan Amount” means (a) prior to entry of the Final Order, up to the Interim Order Amount and (b) thereafter, up to $5,700,000.

“Loan Documents” means the Agreement, the Guaranty, the Interim Order, the Final Order, the Governing Documents, and any other note or notes executed by Borrower in connection with the Agreement and payable to the DIP Lender, any other agreement entered into, now or in the future, by Borrower or any of its Subsidiaries and the DIP Lender in connection with the Agreement, and all amendments, modifications, renewals, substitutions and replacements of any of the foregoing.

“Loan Party” means Borrower or any Guarantor.

“Material Adverse Change” means, other than as a result of the Chapter 11 Case, (a) a material adverse change in the business, operations, results of operations, assets, liabilities or financial condition of Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of Borrower’s and its Subsidiaries ability to perform their obligations under the Loan Documents to which they are parties or the DIP Lender’s ability to enforce the Obligations or realize upon the Collateral or (c) a material impairment of the enforceability or priority of the DIP Lender’s Liens with respect to a material portion the Collateral as a result of an action or failure to act on the part of Borrower or its Subsidiaries.

“Material Contract” means each contract or agreement to which any Loan Party or any of its/their Subsidiaries is a party involving aggregate consideration payable to or by such Loan Party or such Subsidiary of $500,000 or more, including without limitation, those contracts listed on Schedule 3.2(i).

“Material Lease” means, with respect to any Loan Party, (i) each lease related to the Collateral to which Borrower is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $500,000 or more, and (ii) all other leases related to the Collateral, the loss of which could reasonably be expected to result in a Material Adverse Change.

“Moody’s” has the meaning specified in the definition of Cash Equivalents.

“Net Cash Proceeds” means:

(a)

with respect to any sale or disposition by Borrower or any Guarantors of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of Borrower or any Guarantors, in connection therewith after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrower or such Guarantor in connection with such sale or disposition and (ii) taxes paid or payable to any taxing authorities by Borrower or such Guarantor in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Borrower or any Guarantors, and are properly attributable to such transaction; and

(b)

with respect to the issuance or incurrence of any Indebtedness by Borrower or any Guarantors, or the issuance by Borrower or any Guarantors of any shares of its Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of Borrower or such Guarantor in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrower or such Guarantor in connection with such issuance or incurrence, and (ii) taxes paid or payable to any taxing authorities by Borrower or such Guarantor in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Borrower or any Guarantors, and are properly attributable to such transaction.

“Net Cash Flow” means net cash receipts less actual cash expenditures (without considering proceeds of Loans).

“Obligations” means all loans, debts, principal, interest, contingent reimbursement or indemnification obligations, premiums, liabilities (including all amounts charged to the Loan Account pursuant to the Agreement), obligations (including indemnification obligations), fees, DIP Lender Expenses, guaranties, covenants, and duties of any kind and description owing by Borrower to the DIP Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrower is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents.

“Orders” means the Interim Order and the Final Order; and “Order” means whichever of the Interim Order or the Final Order is then in effect.

“Ordinary Course” shall mean, in respect of any Person, the ordinary course and reasonable requirements of such Person’s business, as conducted in accordance with past practices, and undertaken in good faith and not for purposes of evading any provision of any Loan Document or material applicable law.

“Originating DIP Lender” has the meaning specified in Section 13.1(e) of the Agreement.

“Participant” has the meaning specified in Section 13.1(e) of the Agreement.

“Patriot Act” has the meaning specified in Section 4.17 of the Agreement.

“Performance Covenants” means the covenants set forth in Section 7 of this Agreement.

“Permits” means any license, lease, power, permit, franchise, certificate, authorization or approval issued by a Governmental Authority.

“Permitted Dispositions” means:

(a)

sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business,

(b)

any involuntary loss, damage or destruction of property,

(c)

any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(d)

the making of a Permitted Investment, and

(e)

dispositions expressly set forth in the Budget.

“Permitted Indebtedness” means:

(a)

Indebtedness evidenced by the Agreement and the other Loan Documents,

(b)

Indebtedness under the Subordinated Debt Documents in an amount not to exceed the amount of indebtedness under the Subordinated Debt Documents outstanding as of the Filing Date, plus any accrued interest on such indebtedness after the Filing Date,

(c)

Indebtedness consisting of unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations,

(d)

Indebtedness incurred in the ordinary course of business during the Chapter 11 Case under performance, surety, statutory, and appeal bonds,

(e)

Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower or any of its Subsidiaries, in an amount not to exceed $25,000 at any time outstanding incurred in the Ordinary Course under financing arrangements related to the payment of premiums and deductibles under insurance policies so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of such insurance (exclusive of interest, fees and other charges incurred in connection with premium financing), and shall be incurred only to defer the cost of, such insurance for a period not to exceed one year and shall be payable in full not later than the end of such one year period, and

(f)

Indebtedness composing Permitted Investments.

“Permitted Intercompany Advances” means inter-company unsecured Indebtedness owing from one Loan Party to another Loan Party; provided that, upon the request of the DIP Lender, such Indebtedness shall be evidenced by promissory notes having terms (including subordination terms) satisfactory to the DIP Lender, the sole originally executed counterparts of which shall be pledged and delivered to the DIP Lender, as security for the Obligations.

“Permitted Investments” means:

(a)

Investments in cash and Cash Equivalents,

(b)

advances made in connection with purchases of goods or services in the ordinary course of business,

(c)

Investments received in settlement of amounts due to any Loan Party or any of their Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of their Subsidiaries as a result of insolvency proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party,

(d)

guarantees permitted under the definition of Permitted Indebtedness,

(e)

Permitted Intercompany Advances,

(f)

Stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(g)

deposits of cash made in the ordinary course of business to secure performance of operating leases, and

(h)

so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $50,000.00 during the term of the Agreement.

“Permitted Liens” means all liens on account of Permitted Indebtedness that are subordinate to debt issued under this Agreement and liens listed on Schedule A-1.

“Permitted Protest” means the right of Borrower or any of their Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrower’s or their Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiaries, as applicable, in good faith, and (c) DIP Lender is reasonably satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of DIP Lender’s Liens.

“Permitted Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Permitted Subordinated Debt” shall mean Subordinated Debt issued pursuant to a Permitted Subordinated Debt Issuance.

“Permitted Subordinated Debt Issuance” shall mean any incurrence or issuance of Subordinated Debt, before, on, or after the Filing Date, which is subordinated to the payment of the Obligations pursuant to an agreement pursuant to which such Subordinated Debt is subordinated in right of payment, liens, security and remedies to all of the Obligations and all of the DIP Lender’s rights, Liens and remedies in form and substance satisfactory to the DIP Lender.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Plan of Reorganization” means a chapter 11 plan for the Loan Parties, that provides for, inter alia, payment in full in cash of all Obligations on the effective date thereof, together with releases, exculpations, waivers and indemnification, acceptable to the DIP Lender, in its sole discretion, unless all outstanding Obligations are indefeasibly paid in full under the order approving the Sale and such plan contains a release of all claims against the DIP Lender.

“Pre-Petition First Lien Agent” means the “Agent”, as that term is defined in the Pre-Petition First Lien Debt Documents.

“Pre-Petition Collateral” means all of the “Collateral” (as that term is defined in the Pre-Petition First Lien Debt Documents) existing as of the Filing Date, and all proceeds, rents, issues, profits and products thereof.

“Pre-Petition First Lien Debt Documents” means the BAM Debt Documents.

“Pre-Petition First Lien Lenders” means, collectively, the “Creditor Parties”, as that term is defined in the Pre-Petition First Lien Debt Documents.

“Pre-Petition First Lien Obligations” means all indebtedness or obligations under the Pre-Petition First Lien Debt Documents, together with all agreements, documents and instruments executed in connection therewith, as of the Filing Date, including contingent liabilities under outstanding letters of credit, and all fees, costs, interest, and expenses.

“Pre-Petition Second Lien Agent” means DMRJ.

“Pre-Petition Second Lien Debt Documents mean the DMRJ Debt Documents.

“Pre-Petition Second Lien Lender” means the “Second Lien Creditor”, as that term is defined in the Pre-Petition Second Lien Debt Documents.

“Pre-Petition Second Lien Obligations” means all indebtedness or obligations under the Pre-Petition Second Lien Debt Documents, together with all agreements, documents and instruments executed in connection therewith, as of the Filing Date, including contingent liabilities under outstanding letters of credit, and all fees, costs, interest, and expenses.

“Pre-Petition Subordinated Notes” means all notes issued pursuant to the BAM Debt Documents and the DMRJ Debt Documents.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by Borrower or its Subsidiaries and the improvements thereto.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Related Fund” means, with respect to any DIP Lender, or assignee or successor thereof, that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such DIP Lender or by an Affiliate of such investment advisor.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Laws.

“Restricted Junior Payment” means to (a) declare or pay any dividend or make any other payment or distribution on account of Stock issued by any Loan Party (including any payment in connection with any merger or consolidation involving any Loan Party or to the direct or indirect holders of Stock issued by the Loan Parties in their capacity as such, (b) purchase, redeem, or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Borrower) any Stock issued by Borrower, or (c) declare, pay or agree to pay any management, advisory or similar fees or expenses.

“Sale” shall mean the sale of all or substantially all of the Collateral pursuant to the Section 363 APA, or such other higher and better bid which provides for the indefeasible and final payment in full, in cash, of the Obligations upon the closing of such sale.

“Sale Motion” has the meaning specified in Section 5.17 of the Agreement.

“Section 363 APA” shall mean the Asset Purchase Agreement by and among the Borrower and L-3 Communications Corporation, dated as of October 10, 2016, as it may be amended, modified or supplemented, with respect to the sale of substantially all of the assets of the Borrower.

“Schedules” means those certain schedules annexed to the Agreement and made a part thereof.

“S&P” has the meaning specified in the definition of Cash Equivalents.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Account” means a securities account (as that term is defined in the Code).

“Security Instruments” means all Code financing statements filed in connection with the Facility and the Loans.

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

“Subordinated Debt” means, other than the Obligations and the priming superpriority lien granted hereunder, all Indebtedness and any liens arising therefrom, including without limitation, (i) the Indebtedness evidenced by the Subordinated Debt Documents and all other agreements, documents and instruments executed and/or delivered in connection therewith and (ii) any unsecured Indebtedness of the Borrower that has subordination terms, covenants, pricing and other terms which have been approved in writing by the DIP Lender and with respect to which each holder thereof has executed and delivered to Pre-Petition First Lien Agent a Subordination Agreement.

“Subordinated Debt Documents” means the BAM Debt Documents and the DMRJ Debt Documents, and including the Pre-Petition Second Lien Obligations, the Pre-Petition Subordinated Notes, any guaranty with respect to the foregoing, any security agreement or other collateral document securing the Subordinated Debt and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the foregoing.

“Subordination Agreement” means any agreement between Pre-Petition First Lien Agent and the holder(s) of other Subordinated Debt pursuant to which such Subordinated Debt is subordinated in right of payment, liens, security and remedies to all of the Obligations and all of the DIP Lender’s rights, Liens and remedies, in form and substance satisfactory to Pre-Petition First Lien Agent and the DIP Lender.

“Subordination Provisions” has the meaning specified in Section 8.1(w) of the Agreement.

“Superpriority Claim” means a claim against the Borrower or their estates in the Chapter 11 Case which is an administrative expense claim having priority over (a) any and all allowed administrative expenses, and (b) unsecured claims now existing or hereafter arising, including, without limitation, administrative expenses of the kind specified in Sections 105, 326, 328, 330, 331, 365, 503(a), 503(b), 507(b), 546(c), 546(d), 726 (to the extent permitted by law), 1113 or 1114 of the Bankruptcy Code, and any other provision of the Bankruptcy Code (including, subject to entry of the Final Order, Section 506(c)).

“Termination Date” has the meaning specified in Section 3.3 of the Agreement.

“United States” means the United States of America.

“Voidable Transfer” has the meaning specified in Section 16.7 of the Agreement.

“Weekly Budget Variance Report” has the meaning specified in Section 5.2 of the Agreement.

TABLE OF CONTENTS

Page

1.

DEFINITIONS AND CONSTRUCTION.

1

1.1

Definitions

1

1.2

Accounting Terms

1

1.3

Code

2

1.4

Construction

2

1.5

Schedules and Exhibits

2

2.

LOAN AND TERMS OF PAYMENT.

2

2.1

Agreement to Lend; Loans; Security Instruments and Loan Documents

2

2.2

Borrowing Record..

3

2.3

Payments; Prepayments.

3

2.4

Interest Rates and Rates, Payments, and Calculations.

4

2.5

Crediting Payments; Clearance Charge

5

2.6

Designated Account.

5

2.7

Maintenance of Loan Account

5

2.8

Fees.

5

3.

CONDITIONS; TERM OF AGREEMENT.

6

3.1

Conditions Precedent to Loan of Interim Order Amount

6

3.2

Conditions Precedent to all Extensions of Credit.

7

3.3

Maturity

8

3.4

Effect of Maturity

8

4.

REPRESENTATIONS AND WARRANTIES.

9

4.1

Due Organization and Qualification; Subsidiaries.

9

4.2

Due Authorization; No Conflict.

9

4.3

Binding Obligations; Perfected Liens.

10

4.4

Title to Assets; No Encumbrances

10

4.5

Jurisdiction of Formation; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.  10

4.6

Litigation.

10

4.7

Compliance with Laws

11

4.8

No Material Adverse Change

11

4.9

Fraudulent Transfer

11

4.10

Employee Benefits

11

4.11

Environmental Condition

11

4.12

Intellectual Property

11

4.13

Leases

12

4.14

Deposit Accounts and Securities Accounts

12

4.15

Complete Disclosure

12

4.16

Material Contracts.

12

4.17

Patriot Act

12

4.18

Indebtedness

13

4.19

Payment of Taxes

13

4.20

Governmental Regulation

13

-i-

4.21

Budget

13

4.22

Insurance.

13

5.

AFFIRMATIVE COVENANTS.

13

5.1

Financial Statements, Reports, Certificates

14

5.2

Reporting

14

5.3

Collateral Reporting

14

5.4

Existence

14

5.5

Maintenance of Properties And Intellectual Property; Permits

14

5.6

Taxes

14

5.7

Insurance

14

5.8

Inspection

15

5.9

Compliance with Laws

15

5.10

Environmental

15

5.11

Disclosure Updates

16

5.12

Formation of Subsidiaries.

16

5.13

Further Assurances

16

5.14

Material Contracts

16

5.15

Modification of Subordinated Debt Documents

16

5.16

Investments; Controlled Investments

16

5.17

Chapter 11 Milestones

17

5.18

Budget

17

5.19

Notification of Default.

17

5.20

Notification of Litigation..

17

6.

NEGATIVE COVENANTS.

18

6.1

Indebtedness

18

6.2

Liens

18

6.3

Restrictions on Fundamental Changes.

18

6.4

Disposal of Assets

18

6.5

Change Name

18

6.6

Nature of Business

18

6.7

Prepayments and Amendments.

18

6.8

Change of Control

19

6.9

Restricted Junior Payment

19

6.10

Accounting Methods

19

6.11

Transactions with Affiliates

19

6.12

Use of Loans

19

6.13

Prepetition Indebtedness

19

6.14

Limitation on Capital Expenditures

19

6.15

Chapter 11 Case

19

6.16

Plan

20

6.17

Limitation on Guaranty Obligations.

20

7.

PERFORMANCE COVENANTS

20

7.1

Budget Covenant

20

8.

EVENTS OF DEFAULT.

20

8.1

Event of Default

20

-ii-

8.2

Rights and Remedies

23

8.3

Remedies Cumulative.

23

8.4

Power of Attorney.

23

8.5

Setoff.

24

8.6

No Action by Bankruptcy Court Required.

24

9.

PRIORITY AND COLLATERAL SECURITY

24

9.1

Superpriority Claims and Collateral Security.

24

9.2

Guarantees

25

9.3

No Discharge; Survival of Claims

25

9.4

Adequate Protection

25

10.

WAIVERS; INDEMNIFICATION.

25

10.1

Demand; Protest; etc

25

10.2

The DIP Lender’s Liability for Collateral

25

10.3

Indemnification

25

11.

NOTICES.

26

12.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

27

13.

ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

28

13.1

Assignments and Participations.

28

13.2

Successors

29

14.

AMENDMENTS; WAIVERS.

30

14.1

Amendments and Waivers.

30

14.2

No Waivers; Cumulative Remedies

31

15.

THE LENDER.

31

15.1

Delegation of Duties

31

15.2

Liability of DIP Lender

31

15.3

Reliance by DIP Lender

31

15.4

Notice of Default or Event of Default

31

15.5

Waiver of Certain Claims and Counterclaims

31

15.6

Collateral Matters.

32

16.

GENERAL PROVISIONS.

32

16.1

Effectiveness

32

16.2

Section Headings

32

16.3

Interpretation

32

16.4

Severability of Provisions

33

16.5

Debtor-Creditor Relationship

33

16.6

Counterparts; Electronic Execution

33

16.7

Revival and Reinstatement of Obligations

33

16.8

DIP Lender Expenses

33

16.9

USA PATRIOT Act

33

-iii-

16.10

Integration

33

17.

JOINT AND SEVERAL LIABILITY

33

17.1

Inducement.

33

17.2

Combined Liability.

34

17.3

Separate Exercise of Remedies.

34

-iv-

EXHIBITS AND SCHEDULES

Exhibit A-1

Form of Compliance Certificate
Exhibit A-2

Budget
Exhibit B-1

Reporting Requirements
Exhibit B-2

Other Reporting Requirements

Exhibit D

Form of Bid Procedures

Schedule A-1

Other Liens

Schedule A-2

Authorized Persons
Schedule 1.1

Definitions
Schedule 3.1(b)

Defaults in Connection with Material Contracts
Schedule 3.2(e)

Capitalization of Loan Parties and Their Subsidiaries
Schedule 3.2(i)

Material Contracts

Schedule 4.1

Obligation to Repurchase, Acquire or Retire Common Stock
Schedule 4.2

Due Authorization
Schedule 4.5

Jurisdiction of Formation; Chief Executive Office; Organizational Identification Number
Schedule 4.6(b)

Litigation
Schedule 4.7

Compliance with Laws

Schedule 4.8

No Material Adverse Change

Schedule 4.10

Benefit Plans

Schedule 4.12

Intellectual Property

Schedule 4.13

Defaulted Leases
Schedule 4.14

Deposit Accounts and Securities Accounts
Schedule 4.16

Material Contracts

Schedule 4.18

Existing Indebtedness
Schedule 4.19

Taxes

Schedule 4.22

Insurance

Schedule 5.5

Permits

Schedule 6.6

Nature of Business

-v-